Exhibit 10.3

COLLATERAL AGREEMENT

dated as of June 29, 2015

by and among

BOOT BARN HOLDINGS, INC.,

BOOT BARN, INC.

and certain of its Subsidiaries,

as Grantors,

in favor of

GCI CAPITAL MARKETS LLC,

as Administrative Agent,

i

ii

SCHEDULES:

Schedule 3.6 to Collateral Agreement                                                                                       Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office; Locations of Inventory, Equipment and Fixtures; Locations of Books and Records

Schedule 3.8 to Collateral Agreement                                                                                       Chattel Paper; Instruments; Negotiable Documents; Letter-of-Credit Rights

Schedule 3.9 to Collateral Agreement                                                                                       Commercial Tort Claims

Schedule 3.10 to Collateral Agreement                                                                                Deposit Accounts and Securities Accounts

Schedule 3.11 to Collateral Agreement                                                                                Intellectual Property

Schedule 3.13 to Collateral Agreement                                                                                Equity Interests Held Directly by Grantors

iii

COLLATERAL AGREEMENT (this “Agreement”), dated as of June 29, 2015, by and among BOOT BARN HOLDINGS, INC. (“Holdings”), BOOT BARN, INC., a Delaware corporation (the “Borrower”), any Additional Grantor (as defined below) who may become party to this Agreement (such Additional Grantors, collectively, with Holdings and the Borrower, the “Grantors”), in favor of GCI CAPITAL MARKETS LLC, as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Credit Agreement identified below).

STATEMENT OF PURPOSE

Pursuant to the Credit Agreement dated as of the date hereof by and among Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have agreed to make Extensions of Credit to the Borrower upon the terms and subject to the conditions set forth therein.

Pursuant to the terms of the Guaranty Agreement, Holdings and certain Subsidiaries of the Borrower who are parties hereto have guaranteed the payment and performance of the Secured Obligations.

It is a condition precedent to the obligation of the Lenders to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent, for the benefit of the Secured Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Extensions of Credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1  Terms Defined in the UCC.

(a)                                 The following terms when used in this Agreement shall have the meanings assigned to them in the UCC (as defined in the Credit Agreement) as in effect from time to time:  “Accession”, “Account”, “Account Debtor”, “Authenticate”, “Certificated Security”, “Chattel Paper”; “Commercial Tort Claim”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Farm Products” “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Company Security”, “Investment Property”, “Letter-of-Credit Rights”, “Proceeds”, “Record”, “Registered Organization”, “Securities Account”, “Securities Entitlement”, “Securities Intermediary”, “Security”, “Supporting Obligation”, “Tangible Chattel Paper”, and “Uncertificated Security”.

(b)                                 Terms defined in the UCC and not otherwise defined herein or in the Credit Agreement shall have the meaning assigned in the UCC as in effect from time to time.

SECTION 1.2  Definitions.  The following terms when used in this Agreement shall have the meanings assigned to them below:

“Additional Grantor” means each Subsidiary of Holdings which hereafter becomes a Grantor pursuant to Section 7.18 (as required pursuant to Section 8.13 of the Credit Agreement).

“Administrative Agent” has the meaning assigned thereto in the Preamble to this Agreement.

“Agreement” means this Collateral Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15 and 31 U.S.C. Section 3727), including all amendments thereto and regulations promulgated thereunder.

“Borrower” has the meaning assigned thereto in the Preamble to this Agreement.

“Collateral” has the meaning assigned thereto in Section 2.1.

“Collateral Account” has the meaning assigned thereto in Section 5.2.

“Control” means the manner in which “control” is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving “control”.

“Controlled Depository” has the meaning assigned thereto in Section 4.6.

“Controlled Intermediary” has the meaning assigned thereto in Section 4.6.

“Copyrights” means, collectively, all of the following owned by any Grantor:  (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, including, without limitation, those listed on Schedule 3.11 hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing, and (e) all rights corresponding to any of the foregoing throughout the world.

“Copyright Licenses” means any agreement now or hereafter in existence naming any Grantor as licensor or licensee, including, without limitation, those listed in Schedule 3.11, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by any Grantor and Administrative Agent, in form reasonably acceptable to Administrative Agent.

“Effective Endorsement and Assignment” means, with respect to any specific type of Collateral, all such endorsements, assignments and other instruments of transfer reasonably requested by the Administrative Agent with respect to the Security Interest granted in such Collateral, and in each case, in form and substance reasonably satisfactory to the Administrative Agent.

“Excluded Assets” has the meaning assigned thereto in clause (ii) of the first proviso to Section 2.1.

“Excluded Deposit Account” means (a) any Deposit Account maintained by a Grantor solely for the purpose of funding payroll, taxes and other compensation and benefits to employees, (b) zero balance accounts maintained by a Grantor, (c) any Deposit Account used solely for escrow, customs or other fiduciary purposes, in each case, that solely contains property not beneficially owned by any Grantor, (d) any Deposit Account the balance of which is swept at the end of each Business Day into a Deposit Account subject to a Control Agreement, so long as such daily sweep is not terminated or modified (other than to provide that the balance in such Deposit Account is swept into another Deposit Account subject to a Control Agreement) without the consent of the Administrative Agent, or (e) any Deposit Account established by a Grantor with amounts on deposit that, when aggregated with the amounts on deposit in all other Deposit Accounts maintained by all Grantors for which Control Agreements have not been obtained (other than those specified in clauses (a) through (d)), do not exceed $500,000 at any time.

“Excluded Equity Interests” means any Equity Interests to the extent constituting Excluded Assets.

“Excluded Securities Account” means (a) any Securities Account maintained by a Grantor solely for the purpose of funding payroll, taxes and other compensation and benefits to employees, (b) any Securities Account used solely for escrow, customs or other fiduciary purposes, in each case, that solely contains property not beneficially owned by any Grantor, (c) any Securities Account the balance of which is swept at the end of each Business Day into a Securities Account subject to a Control Agreement, so long as such daily sweep is not terminated or modified (other than to provide that the balance in such Securities Account is swept into another Securities Account subject to a Control Agreement) without the consent of the Administrative Agent, or (d) any Securities Account established by a Grantor with amounts on deposit that, when aggregated with the amounts on deposit in all other Securities Accounts maintained by all Grantors for which Control Agreements have not been obtained (other than those specified in clauses (a) through (c)), do not exceed $500,000 at any time.

“Grantors” has the meaning assigned thereto in the Preamble of this Agreement.

“Intellectual Property” means, collectively, all of the following:  (a) all systems software and applications software owned by any Grantor, all documentation for such software, including, without limitation, user manuals, flowcharts, functional specifications, operations manuals, and all formulas, processes, ideas and know-how embodied in any of the foregoing, (b) all concepts, discoveries, improvements and ideas, know-how, technology, reports, design information, trade secrets, practices, specifications, test procedures, maintenance manuals, research and development owned by any Grantor, (c) all Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses, and (d) other licenses by or to any Grantor (except for any off-the-shelf software licenses) to use any of the items described in the foregoing clauses (a) and (b) to the extent not otherwise covered by the licenses described in the foregoing clause (c).

“Issuer” means any Subsidiary that is an issuer of any Equity Interests included in the Collateral (including, without limitation, any Issuer as defined in the UCC).

“Partnership/LLC Interests” means, with respect to any Grantor, the entire partnership interest, membership interest or limited liability company interest, as applicable, of such Grantor in each partnership, limited partnership or limited liability company owned by such Grantor, including, without limitation, such Grantor’s capital account, its interest as a partner or member, as applicable, in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of any such partnership, limited partnership or limited liability company, as applicable, such Grantor’s interest in all distributions made or to be made by any such partnership, limited partnership or limited liability company, as applicable, to such Grantor and all of the other economic rights, titles and interests of such Grantor as a partner or member, as applicable, of any such partnership, limited partnership or limited liability company, as applicable, whether set forth in the partnership agreement or membership agreement, as applicable, of such partnership, limited partnership or limited liability company, as applicable, by separate agreement or otherwise.

“Patents” means collectively, all of the following owned by any Grantor:  (a) all patents, all inventions and patent applications anywhere in the world, including, without limitation, those listed on Schedule 3.11, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

“Patent License” means all agreements now or hereafter in existence providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 3.11.

“Patent Security Agreement” means each Patent Security Agreement executed and delivered by any Grantor and Administrative Agent, in form reasonably acceptable to Administrative Agent.

“Restricted Securities Collateral” has the meaning assigned thereto in Section 5.3.

“Secured Obligations” means the “Secured Obligations” as defined in the Credit Agreement.

“Securities Act” means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder.

“Security Interests” means the security interests granted pursuant to Article II, as well as all other security interests created or assigned as additional security for any of the Secured Obligations pursuant to the provisions of any Loan Document.

“Trademarks” means, collectively, all of the following of any Grantor:  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, other business identifiers, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith anywhere in the world, including, without limitation, those listed on Schedule 3.11, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing, (d) the right to sue for past, present or future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing (including the goodwill) throughout the world.

“Trademark License” means any agreement now or hereafter in existence providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 3.11.

“Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by any Grantor and Administrative Agent, in form reasonably acceptable to Administrative Agent.

“Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title under the laws of any state, all tires and all other appurtenances to any of the foregoing.

SECTION 1.3  Other Definitional Provisions.  Terms defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:  (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (f) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, (g) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (h) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (j) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (k) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”, (l) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document and (m) where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE II

SECURITY INTEREST

SECTION 2.1  Grant of Security Interest.  Each Grantor hereby grants, pledges and collaterally assigns to the Administrative Agent, for the benefit of itself and the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in the following property, now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located (collectively, after giving effect to the Excluded Assets, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a)                                 all Accounts;

(b)                                 all cash and currency;

(c)                                  all Chattel Paper;

(d)                                 all Commercial Tort Claims identified on Schedule 3.9 (as updated from time to time);

(e)                                  all Deposit Accounts;

(f)                                   all Documents;

(g)                                  all Equipment;

(h)                                 all Fixtures;

(i)                                     all General Intangibles;

(j)                                    all Instruments;

(k)                                 all Intellectual Property;

(l)                                     all Inventory;

(m)                             all Investment Property;

(n)                                 all Letter-of-Credit Rights;

(o)                                 all Vehicles;

(p)                                 all other Goods not otherwise described above;

(q)                                 all books and records pertaining to the Collateral; and

(r)                                    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Accessions to any of the foregoing and all collateral security and Supporting Obligations (as now or hereafter defined in the UCC) given by any Person with respect to any of the foregoing;

provided, that the Security Interests granted herein shall not attach to, and the term “Collateral” shall not include (all of the following, “Excluded Assets”):  (i) any Equity Interests issued by any Foreign Subsidiary in excess of sixty-five percent (65%) of all issued and outstanding shares of all classes of voting Equity Interests of such Foreign Subsidiary (or, such greater percentage as would not result in adverse federal income tax consequences for Holdings or any other Grantor), (ii) any obligation or property of any kind due from, owed by or belonging to any Sanctioned Person, (iii) any intent-to-use trademark application prior to the filing and acceptance by the United States Patent and Trademark Office of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application or its resulting registration under applicable federal law, (iv) any Equity Interests to the extent that granting of a security interest thereon would be prohibited by Applicable Law, or (v) (A) any rights under any lease, instrument, contract or agreement of any Grantor, (B) any property subject to a purchase money security interest or similar arrangement or (C) any Equity Interests in any joint venture or non-Wholly-Owned Subsidiary, in each case under this clause (iv), to the extent that the granting of a security interest therein would (I) be prohibited by Applicable Law, (II) be prohibited or restricted under the express terms of such lease, instrument, contract or agreement, purchase money arrangement or joint venture or organizational documents governing such Equity Interests, or (III) result in a breach of the terms of, constitute a default under the express terms of or create a right of termination in favor of any party (other than Holdings or any Subsidiary) to any such lease, instrument, contract or agreement governing such right, any such purchase money arrangement, or any such joint venture or organizational documents governing such Equity Interests, unless (x) such prohibition, restriction, breach, default or right of termination is not enforceable or is otherwise rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law (including any Debtor Relief Laws) or principles of equity) or (y) consent to such security interest has been obtained from any applicable third party; provided further, that the foregoing proviso shall not affect, limit, restrict or impair the grant by any Grantor of a Security Interest in, and the term “Collateral” shall include, any proceeds, products, substitutions or replacements of Excluded Assets (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Assets); and provided further, that notwithstanding anything to the contrary contained in the foregoing two provisos, the Security Interests granted herein shall immediately and automatically attach to, and the term “Collateral” shall immediately and automatically include (and the term “Excluded Assets” shall no longer include) (1) any such intent-to-use trademark application upon the filing and acceptance by the United States Patent and Trademark Office of a “Statement of Use” or “Amendment to Allege Use” with respect thereto; (2) the rights under any such lease, instrument, contract or agreement, the property subject to any such purchase money arrangement, the Equity Interests in any such joint venture or non-Wholly-Owned Subsidiary at such time as the applicable prohibition, restriction, breach, default or right of termination is no longer enforceable or effective or is waived or consent to such security interest has been obtained from any applicable third party; and (3) the Equity Interests in each such joint venture and non-Wholly-Owned Subsidiary at such time that all of the Equity Interests in such Person are owned by one or more Grantors.

Notwithstanding the foregoing, the payment and performance of the Obligations shall not be secured by any Hedge Agreement between any Grantor and any Secured Party.

SECTION 2.2  Provisions Relating to Equity Interests.

(a)                                 Each Issuer party to this Agreement agrees to be bound by the terms of this Agreement relating to the Equity Interests issued by it and will comply with such terms insofar as such terms are applicable to it and consents to such pledge of such Equity Interests.  In the case of each Grantor which is a partner in a partnership, such Grantor hereby consents to the extent required and the applicable partnership agreement (i) to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged partnership interests in such partnership and (ii) upon the occurrence and during the continuance of an Event of Default, to the transfer of such pledged partnership interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner in such partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be.  In the case of each Grantor which is a member, manager or managing member of a limited liability company, such Grantor hereby consents to the extent required by the applicable limited liability company agreement (i) to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged limited liability company interests in such limited liability company and (ii) upon the occurrence and during the continuance of an Event of Default, to the transfer of such pledged limited liability company interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member, manager or managing member, as applicable, of the limited liability company with all the rights, powers and duties of a member, manager or managing member of the limited liability company in question.

(b)                                 No Grantor shall agree to any provision in, or amendment of, a limited liability company agreement or partnership agreement that adversely affects the perfection of the security interest of the Administrative Agent in any pledged partnership interests or pledged limited liability company interests pledged by such Grantor hereunder.

SECTION 2.3  Grantors Remain Liable.  Anything herein to the contrary notwithstanding:  (a) each Grantor shall remain liable to perform all of its duties and obligations under the contracts and agreements included in the Collateral to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent nor any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, and (d) neither the Administrative Agent nor any other Secured Party shall have any liability in contract or tort for any Grantor’s acts or omissions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Extensions of Credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Secured Party that:

SECTION 3.1  Organization; Power; Qualification.  Each Grantor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization except in the case of preceding clauses (b) and (c) to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.2  Authorization of Agreement; Compliance With Laws; Non Contravention.  Each Grantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by the duly authorized officers of each Grantor, and this Agreement, upon execution, will constitute the legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies The execution, delivery and performance by the Grantors of this Agreement does not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any Applicable Law relating to any Grantor where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Grantor, (c) conflict with, result in a breach of or constitute a default under any Material Contract to which any Grantor is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Grantor other than Permitted Liens.

SECTION 3.3  Governmental Approvals.  No approval, consent, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against any Grantor or any Issuer of this Agreement, except (a) as may be required by laws affecting the offering and sale of securities generally, (b) filings with the United States Copyright Office and/or the United States Patent and Trademark Office, (c) filings under the UCC and/or the Assignment of Claims Act and (d) approvals, consents, exemptions, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.4  Perfected First Priority Liens.  Each financing statement naming any Grantor as a debtor is in appropriate form for filing in the appropriate offices of the states specified on Schedule 3.6.  The acceptance for filing of such financing statements and the filing of any necessary registrations, recordations and notices with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, is sufficient to perfect the Security Interests granted pursuant to this Agreement in that portion of the Collateral as comprises (a) Collateral under the UCC with respect to which a security interest may be perfected by filing of financing statements pursuant to the UCC and (b) Intellectual Property in which a security interest may be perfected by the filing of necessary registrations, recordations or notices thereof with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.  Upon such perfection, and, as applicable, the timely filing thereafter by the Administrative Agent of UCC continuation statements in the appropriate UCC filing office, such perfected security interest shall be prior to all other Liens, except Permitted Liens.

SECTION 3.5  Title, No Other Liens.  Except for the Security Interests, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims other than Permitted Liens.  No Grantor has authenticated any agreement authorizing any secured party thereunder to file a financing statement, except to perfect Permitted Liens.

SECTION 3.6  State of Organization; Locations of Inventory, Equipment and Fixtures; Other Information.

(a)                                 The exact legal name of each Grantor is set forth on Schedule 3.6 (as such schedule may be updated from time to time pursuant to Section 4.3).

(b)                                 Each Grantor is a Registered Organization organized under the laws of the state identified on Schedule 3.6 under such Grantor’s name (as such schedule may be updated from time to time pursuant to Section 4.3).  The taxpayer identification number and, to the extent applicable, Registered Organization number of each Grantor is set forth on Schedule 3.6 under such Grantor’s name (as such schedule may be updated from time to time pursuant to Section 4.3).

(c)                                  All Collateral consisting of Inventory, Equipment and Fixtures (whether now owned or hereafter acquired) is located at, or is in transit to, the locations specified on Schedule 3.6 (as such schedule may be updated from time to time pursuant to Section 4.3), other than Collateral that is disposed of in a transaction not prohibited by the Loan Documents.

(d)                                 The mailing address, chief place of business, chief executive office and office where each Grantor keeps its books and records relating to the Accounts, Documents, General Intangibles, Instruments (other than bills of lading, bills of sale, or similar instruments) and Investment Property in which it has any interest is located at the locations specified on Schedule 3.6 under such Grantor’s name (as such schedule may be updated from time to time pursuant to Section 4.3).  No Grantor has any other places of business (other than certain temporary locations) except those separately set forth on Schedule 3.6 under such Grantor’s name (as such schedule may be updated from time to time pursuant to Section 4.3).

SECTION 3.7  Accounts.  To the knowledge of the Grantors, no Account Debtor has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against the Administrative Agent, whether in any proceeding to enforce the Administrative Agent’s rights in the Collateral or otherwise except defenses, setoffs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts, taken as a whole.  None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other Instrument (other than a check) that has not been pledged to the Administrative Agent in accordance with the terms hereof.

SECTION 3.8  Chattel Paper; Instruments; Negotiable Documents Letter-of-Credit Rights.  Except as set forth on Schedule 3.8 (as such schedule may be updated from time to time pursuant to Section 4.4(c)(iv), Section 4.4(c)(v), Section 4.4(c)(vi) or Section 4.4(c)(vii)) no Grantor (a) holds or is the owner of any Chattel Paper having a value of in excess of $250,000, (b) holds any Instrument (other than bills of lading, bills of sale, or similar instruments) having a face amount in excess of $250,000, (c) holds any negotiable Document (other than bills of lading, bills of sale, or similar instruments) evidencing title to goods having a value in excess of $250,000 or (d) has any Letter-of-Credit Rights with respect to any letter of credit having a face amount in excess of $250,000.

SECTION 3.9  Commercial Tort Claims.  All Commercial Tort Claims having a potential value in excess of $1,000,000 in which any Grantor is a plaintiff are listed on Schedule 3.9 (as such schedule may be updated from time to time pursuant to Section 4.4(c)(i)).

SECTION 3.10  Deposit Accounts and Securities Accounts.  All Deposit Accounts (including, without limitation, cash management accounts that are Deposit Accounts and all Excluded Deposit Accounts), Securities Accounts (including, without limitation, cash management accounts that are Securities Accounts and all Excluded Securities Accounts) and lockboxes are listed on Schedule 3.10 (as such schedule may be updated from time to time pursuant to Section 4.4(c)(ii) or Section 4.4(c)(iii)).

SECTION 3.11  Intellectual Property.

(a)                                 All United States Copyright registrations (other than Copyright registrations of de minimus value related to seasonal and specialty sales catalogs), Copyright applications (other than Copyright applications of de minimus value related to seasonal and specialty sales catalogs), issued Patents, Patent applications, Trademark registrations and Trademark applications owned by any Grantor in its own name are listed on Schedule 3.11 or have been reported to the Administrative Agent pursuant Section 4.9(c).

(b)                                 Except as set forth in Schedule 3.11, none of the Intellectual Property owned by any Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, except as could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.12  Reserved.

SECTION 3.13  Equity Interests.

(a)                                 All Equity Interests (other than Excluded Equity Interests and Equity Interests carried in Securities Accounts) held directly by any Grantor (rather than indirectly through a Securities Intermediary) are listed on Schedule 3.13 (as such schedule may be updated from time to time pursuant to Section 4.4(c)(viii)).

(b)                                 All Equity Interests issued by any Issuer to any Grantor and included in the Collateral (i) have been duly and validly issued and, if applicable, are fully paid and nonassessable, (ii) are beneficially owned as of record by such Grantor and (iii) constitute all the issued and outstanding shares or units of all classes of such Equity Interests of such Issuer issued to such Grantor.

(c)                                  None of the Partnership/LLC Interests (i) are dealt in or traded on a Securities exchange or in Securities markets, (ii) by their terms expressly provide that they are Securities governed by Article 8 of the UCC, (iii) are Investment Company Securities or (iv) are held in a Securities Account.

ARTICLE IV

COVENANTS

Until the Secured Obligations (other than contingent indemnity obligations and cost reimbursement obligations not yet due) shall have been paid in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 7.2, each Grantor covenants and agrees that:

SECTION 4.1  Maintenance of Perfected Security Interest; Further Information.

(a)                                 Each Grantor shall take all action that the Administrative Agent may reasonably request in order for the Administrative Agent to maintain the Security Interest created by this Agreement as a first priority perfected (other than with respect to the Excluded Deposit Accounts and Letter-of-Credit Rights of which such Grantor is not required to provide the Administrative Agent Control pursuant to Section 4.6(b)) Security Interest (subject only to Permitted Liens) and shall defend such Security Interest against the claims and demands of all Persons whomsoever (other than the holders of Permitted Liens); provided, that, notwithstanding anything contained herein to the contrary, no Grantor shall be required to make notations on the certificates of title or take any similar actions with respect to any Vehicles.

(b)                                 Each Grantor will from time to time furnish to the Administrative Agent upon the Administrative Agent’s or any Lender’s reasonable request statements and schedules further identifying and describing the Collateral granted by such Grantor and such other reports in connection therewith as the Administrative Agent or such Lender may reasonably request, all in reasonable detail.

SECTION 4.2  Maintenance of Insurance.  Each Grantor shall maintain insurance covering the Collateral in accordance with the provisions of Section 8.6 of the Credit Agreement.

SECTION 4.3  Changes in Locations; Changes in Name or Structure.  No Grantor will, except upon 15 days’ prior written notice to the Administrative Agent (which time period may be reduced by the Administrative Agent in its reasonable discretion by written notice to such Grantor) and delivery to the Administrative Agent of (a) all additional UCC financing statements or UCC financing statement amendments and other instruments and documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the Security Interests and (b) if applicable, a written supplement to Schedule 3.6 to this Agreement, change after the date hereof:

(i)                                     its jurisdiction of organization;

(ii)                                  its name, identity or corporate or organizational structure;

(iii)                               the location of its chief executive office or the location where any Grantor maintains its books and records relating to Accounts, Documents, General Intangibles, Instruments (other than bills of lading, bills of sale, or similar instruments) and Investment Property in which it has any interest from that identified on Schedule 3.6; or

(iv)                              the location of any Collateral consisting of Inventory, Equipment or Fixtures (whether now owned or hereafter acquired), other than Collateral that is in transit to a location on Schedule 3.6 or Collateral that is disposed of in a transaction not prohibited by the Loan Documents.

SECTION 4.4  Required Notifications.  Each Grantor shall promptly notify the Administrative Agent, in writing, of (and in the case of clauses (c) and (d), such Grantor shall deliver to the Administrative Agent an updated or new Schedule 3.8, Schedule 3.10, Schedule 3.13 or Schedule 3.14, as applicable):  (a) any Lien (other than the Security Interests or Permitted Liens) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder, (b) the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the Security Interests and (c) the acquisition, possession, establishment or ownership by such Grantor after the date hereof of any (i) Commercial Tort Claim in which any Grantor is a plaintiff having a potential value in excess of $1,000,000, (ii) any Deposit Account, (iii) any Securities Account, (iv) any Electronic Chattel Paper or Chattel Paper having a value in excess of $250,000, (v) any Instrument (other than bills of lading, bills of sale, or similar instruments) having a face amount in excess of $250,000, (vi) any negotiable Document (other than bills of lading, bills of sale, or similar instruments) evidencing title to goods having a value in excess of $250,000, (vii) any Letter-of-Credit Rights with respect to any letter of credit having a face amount in excess of $250,000 or (viii) any Certificated Securities, Uncertificated Securities or Partnership/LLC Interests evidenced by a certificate (other than Excluded Equity Interests).

SECTION 4.5  Delivery Covenants.  Each Grantor will deliver (to the extent certificated) and pledge to the Administrative Agent, for the benefit of the Secured Parties, all Certificated Securities, Partnership/LLC Interests evidenced by a certificate, negotiable Documents (other than bills of lading, bills of sale, or similar instruments), Instruments (other than bills of lading, bills of sale, or similar instruments) (in excess of $250,000), and Tangible Chattel Paper (in excess of $250,000), in each case, other than the Excluded Assets or as otherwise acquired, possessed or owned by such Grantor and for which such Grantor is required to notify the Administrative Agent of such Grantor’s acquisition, possession or ownership thereof pursuant to Section 4.4(c), in each case, together with an Effective Endorsement and Assignment and all Supporting Obligations, as applicable, in each case unless such delivery and pledge has been waived in writing by the Administrative Agent.

SECTION 4.6  Control Covenants.

(a)                                 Each Grantor shall instruct (and otherwise use commercially reasonable efforts to cause) (i) each depositary bank holding a Deposit Account (other than Excluded Deposit Accounts) owned by such Grantor and (ii) each Securities Intermediary holding any Securities Account (other than Excluded Securities Accounts) owned by such Grantor, to execute and deliver a Control Agreement, sufficient to provide the Administrative Agent with Control of such Deposit Account or Securities Account and otherwise in form and substance reasonably satisfactory to the Administrative Agent (any such depositary bank executing and delivering any such Control Agreement, a “Controlled Depositary”, and any such Securities Intermediary executing and delivering any such Control Agreement, a “Controlled Intermediary”).  In the event any such depositary bank or Securities Intermediary refuses to execute and deliver such Control Agreement, the Administrative Agent, in its sole discretion, may require that either (a) the applicable Deposit Account or Securities Account to be transferred a Controlled Depositary or Controlled Intermediary, as applicable, or (b) the balance from such Deposit Account be swept on a daily basis (pursuant to a sweep agreement in form and substance reasonably satisfactory to the Administrative Agent) into a Deposit Account subject to a Control Agreement.  Within 120 days after the Closing Date, all Deposit Accounts (other than Excluded Deposit Accounts) and all Securities Accounts (other than Excluded Securities Accounts) will be maintained with a Controlled Depository or a Controlled Intermediary, as applicable.

(b)                                 Upon the request of the Administrative Agent, each Grantor will take such actions and deliver all such agreements as are reasonably requested by the Administrative Agent to provide the Administrative Agent with Control of (i) the Letter-of-Credit Rights identified on Schedule 3.8 (as updated from time to time in accordance with Section 4.4(c)(vii)), (ii) each Electronic Chattel Paper identified on Schedule 3.8 (as updated from time to time in accordance with Section 4.4(c)(iv)), and (iii) each Uncertificated Security acquired, possessed or owned by such Grantor for which Grantor is required to notify the Administrative Agent of such Grantor’s acquisition, possession or ownership thereof pursuant to Section 4.4(c), including, without limitation, with respect to any such Electronic Chattel Paper, by having the Administrative Agent identified as the assignee of the Record(s) pertaining to the single authoritative copy thereof.

SECTION 4.7  Filing Covenants.  Pursuant to Section 9-509 of the UCC and any other Applicable Law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the Security Interests of the Administrative Agent under this Agreement.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Administrative Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interest in the Collateral granted herein, including, without limitation, describing such property as “all assets” or “all personal property.”

SECTION 4.8  Accounts.

(a)                                 Other than in the ordinary course of business consistent with its past practice or as otherwise determined to be commercially reasonable, no Grantor will (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Account Debtor, or (iv) amend, supplement or modify any Account in any manner that could reasonably be likely to adversely affect the value thereof, except where such extension, compromise, settlement, release, credit, discount, amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate.

(b)                                 Reserved.

SECTION 4.9  Intellectual Property.

(a)                                 Except as consistent with reasonable and customary business practices and as otherwise could not reasonably be expected to have a Material Adverse Effect, each Grantor (either itself or through licensees) (i) will use each registered Trademark (owned by such Grantor) and Trademark for which an application (owned by such Grantor) is pending, to the extent reasonably necessary to maintain such Trademark in full force free from any claim of abandonment for non-use with respect to those goods or services actually offered under the Trademark, (ii) will generally maintain products and services offered under such Trademark at a level substantially consistent with the quality of the products and services of such Grantor as of the date hereof, (iii) will not (and will not permit any licensee or sublicensee thereof to)

knowingly do any act or omit to do any act whereby such Trademark could reasonably be expected to become invalidated or impaired in any material way, (iv) will not knowingly do any act or omit to do any act whereby any issued Patent (owned by such Grantor) would reasonably be expected to become forfeited, abandoned or dedicated to the public, (v) will not (and will not permit any licensee or sublicensee thereof to) knowingly do any act or omit to do any act whereby any registered Copyright (owned by such Grantor) or Copyright for which an application is pending (owned by such Grantor) could reasonably be expected to become invalidated or otherwise impaired in any material way, and (vi) will not knowingly do any act whereby any material portion of such Copyright may fall into the public domain.

(b)                                 Except as consistent with reasonable and customary business practices and as otherwise could not reasonably be expected to have a Material Adverse Effect, each Grantor will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country, but excluding any examination of an application to register any Patent or Trademark by the United States Patent and Trademark Office or Copyright by the United States Copyright Office) regarding such Grantor’s ownership of, or the validity of, any Intellectual Property owned by such Grantor or such Grantor’s right to register the same or to own and maintain the same.

(c)                                  Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property (other than Copyright applications of de minimus value related to seasonal and specialty sales catalogs) with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within fifteen Business Days (which time period may be extended by the Administrative Agent in its sole discretion by written notice to such Grantor) after the last day of the fiscal quarter in which such filing occurs.  Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the security interest of the Administrative Agent, for the benefit of the Secured Parties, in any material Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

(d)                                 Except as consistent with reasonable and customary business practices and as otherwise could not reasonably be expected to have a Material Adverse Effect, each Grantor will take such actions as such Grantor shall reasonably deem appropriate under the circumstances, at such Grantor’s sole cost and expense and in such Grantor’s sole discretion, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration where reasonably possible) and to maintain each registration of the Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, as applicable and permissible.

(e)                                  In the event that any material Intellectual Property owned by a Grantor is infringed, misappropriated or otherwise violated by a third party, the applicable Grantor shall (i) at such Grantor’s sole cost and expense, take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns of such infringement, misappropriation or violation.

(f)                                   Without limiting the rights of Administrative Agent as the holder of a Lien on the Intellectual Property, for the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article V hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Administrative Agent, except if and to the extent that such grant would be prohibited or restricted or result in a breach, default or right of termination as provided in Section 2.1(v), a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any of the Intellectual Property now or hereafter owned by such Grantor, wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof; provided, however, that the Administrative Agent shall not exercise its rights under such license unless and until the Administrative Agent exercises its rights and remedies under Article V hereof with respect to the Collateral generally.

(g)                                  Upon the reasonable request of Administrative Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Administrative Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Administrative Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby.

(h)                                 The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Administrative Agent hereunder.  In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

SECTION 4.10  Equity Interests.

(a)                                 Without the prior written consent of the Administrative Agent, no Grantor will (i) vote to enable, or take any other action to permit, any applicable issuer to issue any Equity Interests, except for those additional Equity Interests that will be subject to the Security Interest granted herein in favor of the Administrative Agent, for the benefit of the Secured Parties, or (ii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any Equity Interests or Proceeds thereof, in each case of (i) and (ii), other than Excluded Equity Interests, The Grantors will defend the right, title and interest of the Administrative Agent in and to any Equity Interests against the claims and demands of all Persons whomsoever.

(b)                                 If any Grantor shall become entitled to receive or shall receive any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of any Equity Interests included in the Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties, segregated from other funds of such Grantor, and promptly deliver the same to the Administrative Agent, on behalf of the Secured Parties, in accordance with the terms hereof.

SECTION 4.11  Reserved.

SECTION 4.12  Further Assurances.  Upon the request of the Administrative Agent and at the sole expense of the Grantors, each Grantor will promptly and duly execute and deliver (or cause to be executed and delivered), and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement.

SECTION 4.13  Burdensome Requirements.  Notwithstanding anything to the contrary in this Article IV, if the Administrative Agent and the Borrower reasonably agree that the cost associated with any of the actions in Section 4.5 or Section 4.6 is excessive or disproportionate to the benefit to the Secured Parties of the security to be afforded thereby, then the Administrative Agent may waive or indefinitely defer the Grantors’ obligations to perform any or all of such actions.  Notwithstanding anything else contained in this Agreement to the contrary, the Administrative Agent’s security interest in the Collateral consisting of (x) Inventory in transit, which may or may not be subject to a bill of lading, and (y) bills of lading, bills of sale, or similar instruments, shall not be perfected by any actions other than filing appropriate UCC financing statements in the appropriate filing offices.

ARTICLE V

REMEDIAL PROVISIONS

SECTION 5.1  General Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other Applicable Law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent may disclaim all warranties in connection with any sale or other disposition of the Collateral, including, without limitation, all warranties of title, possession, quiet enjoyment and the like.  The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold; provided that the Administrative Agent shall conduct any such private sale in a commercially reasonable manner.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder except to the extent any such claims, damages, or demands are determined by a court of competent jurisdiction by final nonappealable judgment to have resulted solely from the gross negligence, bad faith or willful misconduct of the Administrative Agent or any other Secured Party, in each case against whom such claim is asserted.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

SECTION 5.2  Specific Remedies.

(a)                                 The Grantor shall continue to collect Grantor’s Accounts; provided that, the Administrative Agent may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default.

(b)                                 Upon the occurrence and during the continuance of an Event of Default:

(i)                                     the Administrative Agent may communicate with Account Debtors of any Account subject to a Security Interest and upon the request of the Administrative Agent, each Grantor shall notify (such notice to be in form and substance satisfactory to the Administrative Agent) its Account Debtors and parties to the Material Contracts subject to a Security Interest that such Accounts and the Material Contracts have been assigned to the Administrative Agent, for the benefit of the Secured Parties;

(ii)                                  upon the reasonable request of the Administrative Agent, each Grantor shall forward to the Administrative Agent, on the last Business Day of each week, a statement showing the application of all payments on the Collateral during such week and a collection report with regard thereto, in form and substance reasonably satisfactory to the Administrative Agent;

(iii)                               whenever any Grantor shall receive any cash, money, checks or any other similar items of payment relating to any Collateral (including any Proceeds of any Collateral), subject to the terms of any Permitted Liens, such Grantor agrees that it will, within three (3) Business Days of such receipt, deposit all such items of payment into a cash collateral account at the Administrative Agent (the “Collateral Account”) or in a Deposit Account (other than an Excluded Deposit Account) at a Controlled Depositary, and until such Grantor shall deposit such cash, money, checks or any other similar items of payment in the Collateral Account or in a Deposit Account (other than an Excluded Deposit Account) at a Controlled Depositary, such Grantor shall hold such cash, money, checks or any other similar items of payment in trust for the Administrative Agent and the Secured Parties and as property of the Secured Parties, separate from the other funds of such Grantor, and the Administrative Agent shall have the right in to transfer or direct the transfer of the balance of each Deposit Account (other than an Excluded Deposit Account) to the Collateral Account.  All such Collateral and Proceeds of Collateral received by the Administrative Agent hereunder shall be held by the Administrative Agent in the Collateral Account as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.4;

(iv)                              the Administrative Agent shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property or Partnership/LLC Interests included in the Collateral or other Proceeds paid in respect of any Investment Property or Partnership/LLC Interests included in the Collateral, and any or all of such Investment Property or Partnership/LLC Interests may, at the option of the Administrative Agent and the Secured Parties, be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property or Partnership/LLC Interests at any meeting of shareholders, partners or members or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property or Partnership/LLC Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of such Investment Property or Partnership/LLC Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or limited liability company structure of any issuer thereof upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property or Partnership/LLC Interests, and in connection therewith, the right to deposit and deliver any and all of such Investment Property or Partnership/LLC Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and the Administrative Agent and the other Secured Parties shall not be responsible for any failure to do so or delay in so doing.  In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to this Agreement with respect to all Investment Property and Partnership/LLC Interests included in the Collateral and to receive all dividends and other distributions which it may be entitled to receive under this Agreement with respect to such Investment Property and Partnership/LLC Interests, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote upon the occurrence and the continuance of an Event of Default all or any part of such Investment Property or Partnership/LLC Interests held by such Grantor and to exercise all other rights, powers, privileges and remedies to which a holder of such Investment Property or Partnership/LLC Interests would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective automatically and without the necessity of any action (including any transfer of such Investment Property or Partnership/LLC Interests on the record books of the issuer thereof) by any other Person (including the issuer of such Equity Interests or any officer or agent thereof) during each period of time that an Event of Default has occurred and is continuing.  Each Grantor acknowledges and agrees that the irrevocable proxy granted to the Administrative Agent by such Grantor pursuant to the preceding sentence with respect to the Investment Property or Partnership/LLC Interests held by such Grantor is coupled with an interest and shall be exercisable by the Administrative Agent during each period of time that an Event of Default has occurred and is continuing, regardless of the length of any such period of time.  In furtherance thereof, each Grantor hereby authorizes and instructs each Issuer with respect to any Collateral consisting of Equity Interests to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying following receipt of such notice and prior to notice that such Event of Default is no longer continuing, and (ii) except as otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to any Equity Interests directly to the Administrative Agent; and

(v)                                 the Administrative Agent shall be entitled to (but shall not be required to):  (A) proceed to perform any and all obligations of the applicable Grantor under any Material Contract and exercise all rights of such Grantor thereunder as fully as such Grantor itself could, (B) do all other acts which the Administrative Agent may deem necessary or proper to protect its Security Interest granted hereunder, provided such acts are not inconsistent with or in violation of the terms of any of the Credit Agreement, of the other Loan Documents or Applicable Law, and (C) sell, assign or otherwise transfer any Material Contract in accordance with the Credit Agreement, the other Loan Documents and Applicable Law, subject, however, to the prior approval of each other party to such Material Contract, to the extent required under the Material Contract.

(c)                                  Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 5.2(b), each Grantor shall continue to receive all cash dividends, payments or other distributions made in respect of any Investment Property or Partnership/LLC Interests included in the Collateral, in each case paid in the normal course of business of the relevant issuer, to the extent permitted in the Credit Agreement, and to exercise all voting and other corporate, company and partnership rights with respect to such Investment Property and Partnership/LLC Interests.

(d)                                 Each Grantor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority.  Each Grantor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall not, solely as a result of the restricted nature of such sale, be deemed to have been made in a non-commercially reasonable manner and that, except as may be required by Applicable Law, the Administrative Agent shall have no obligation to engage in public sales.

SECTION 5.3  Registration Rights.

(a)                                 If the Administrative Agent shall determine that in order to exercise its right to sell any or all of the Collateral it is necessary or advisable to have such Collateral registered under the provisions of the Securities Act (any such Collateral, the “Restricted Securities Collateral”), the relevant Grantor will cause each applicable Issuer (and the officers and directors thereof) to (i) execute and deliver all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register such Restricted Securities Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Restricted Securities Collateral, or that portion thereof to be reasonably sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Grantor agrees to cause each applicable Issuer (and the officers and directors thereof) to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of the Securities Act.

(b)                                 Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Restricted Securities Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, solely as a result of the restricted nature of such sale, be deemed to have been made in a non-commercially reasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Restricted Securities Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so; provided that any private sale shall be conducted by the Administrative Agent in a commercially reasonable manner.

(c)                                  Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Restricted Securities Collateral valid and binding and in compliance with any and all other Applicable Laws.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.3 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.3 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

SECTION 5.4  Application of Proceeds.  If an Event of Default shall have occurred, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of the Collateral or any Proceeds of the Collateral in payment in whole or in part of the Secured Obligations (after deducting all reasonable and documented costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements) in accordance with Section 10.4 of the Credit Agreement.  Only after (i) the payment by the Administrative Agent of any other amount required by any provision of Applicable Law, including, without limitation, Section 9-610 and Section 9-615 of the UCC and (ii) the payment in full of the Secured Obligations (other than contingent indemnification obligations and cost reimbursement obligations not then due) and the termination of the Commitments, shall the Administrative Agent account for the surplus, if any, to any Grantor, or to whomever may be lawfully entitled to receive the same (if such Person is not a Grantor).

SECTION 5.5  Waiver, Deficiency.  Each Grantor hereby waives, to the extent permitted by Applicable Law, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Applicable Law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

ARTICLE VI

THE ADMINISTRATIVE AGENT

SECTION 6.1  Appointment of Administrative Agent as Attorney-in-Fact.

(a)                                 Each Grantor hereby irrevocably constitutes and appoints each of the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, effective upon the occurrence and continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives each of the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following upon the occurrence and during the continuation of an Event of Default:

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or Material Contract subject to a Security Interest or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or Material Contract subject to a Security Interest or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Secured Parties’ security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)                              execute, in connection with any sale provided for in this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)                                 (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (G) license or assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent was the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Security Interests of the Secured Parties therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)                                 If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement in accordance with the provisions of Section 6.1(a).

(c)                                  The expenses of the Administrative Agent incurred in connection with actions taken pursuant to the terms of this Agreement shall be payable by such Grantor to the Administrative Agent on demand.

(d)                                 Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with Section 6.1(a).  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created hereby are released.

SECTION 6.2  Duty of Administrative Agent.  The sole duty of Administrative Agent with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the interests of the Administrative Agent and the other Secured Parties in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers.  The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction by final nonappealable judgment.

SECTION 6.3  Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement to make any inquiry respecting such authority.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1  Notices.  All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 12.1 of the Credit Agreement; provided that notices and communications to the Grantors shall be directed to the Grantors, at the address of the Borrower set forth in Section 12.1 of the Credit Agreement.

SECTION 7.2  Amendments, Waivers and Consents.  None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified, nor may they be waived, nor may any consent be given, except in accordance with Section 12.2 of the Credit Agreement.

SECTION 7.3  Expenses, Indemnification, Waiver of Consequential Damages, Etc.

(a)                                 The Grantors, jointly and severally, shall pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and each other Secured Party to the extent the Borrower would be required to do so pursuant to Section 12.3 of the Credit Agreement.

(b)                                 The Grantors, jointly and severally, shall pay and shall indemnify each Indemnitee (which for purposes of this Agreement shall include, without limitation, all Secured Parties) against Indemnified Taxes and Other Taxes to the extent the Borrower would be required to do so pursuant to Section 5.11 of the Credit Agreement.

(c)                                  The Grantors, jointly and severally, shall indemnify each Indemnitee to the extent the Borrower would be required to do so pursuant to Section 12.3 of the Credit Agreement.

(d)                                 Notwithstanding anything to the contrary contained in this Agreement, to the fullest extent permitted by Applicable Law, no Grantor or Indemnitee shall assert, and hereby each Grantor and Indemnitee hereby waives, any claim against any Grantor or Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing in this clause (d) shall limit the Credit Parties’ indemnification and reimbursement obligations to the extent set forth in this Agreement and the other Loan Documents.

(e)                                  No Grantor or Indemnitee referred to in this Section 7.3 shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement, or the other Loan Documents or the transactions contemplated hereby or thereby; provided that nothing in this clause (e) shall limit the Credit Parties’ indemnification and reimbursement obligations to the extent set forth in this Agreement and the other Loan Documents.

(f)                                   All amounts due under this Section 7.3 shall be payable promptly after demand therefor, which demand shall be accompanied by a summary statement thereof.

SECTION 7.4  Right of Set Off.  If an Event of Default shall have occurred and be continuing, each Secured Party and each of its respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party or any such Affiliate to or for the credit or the account of such Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement or any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement to such Secured Party irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement and although such obligations of such Grantor may be contingent or unmatured or are owed to a branch or office of such Secured Party different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Secured Party and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of set off) that such Secured Party or its respective Affiliates may have.  Each Secured Party agrees to notify such Grantor and the Administrative Agent promptly after any such set off and application; provided that the failure to give such notice shall not affect the validity of such set off and application.

SECTION 7.5  Governing Law; Jurisdiction; Venue; Service of Process.

(a)                                 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)                                 Submission to Jurisdiction.  Each Grantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent or any other Secured Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c)                                  Waiver of Venue.  Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                                 Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Credit Agreement.  Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(e)                                  Appointment of the Borrower as Agent for the Grantors.  Each Grantor hereby irrevocably appoints and authorizes the Borrower to act as its agent for service of process and notices required to be delivered under this Agreement or under the other Loan Documents, it being understood and agreed that receipt by the Borrower of any summons, notice or other similar item shall be deemed effective receipt by each Grantor and its Subsidiaries.

SECTION 7.6  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

SECTION 7.7  Reserved.

SECTION 7.8  No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.2), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.

No delay or failure to take action on the part of the Administrative Agent or any other Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion.  The enumeration of the rights and remedies of the Administrative Agent and the other Secured Parties set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the other Secured Parties of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise.

SECTION 7.9  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; except that no Grantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the other Lenders (except as otherwise provided by the Credit Agreement).

SECTION 7.10  Survival of Indemnities.  Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the other Secured Parties are entitled under the provisions of Section 7.3 and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the other Secured Parties against events arising after such termination as well as before.

SECTION 7.11  Titles and Captions.  Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

SECTION 7.12  Severability of Provisions.  Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.13  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement or any document or instrument delivered in connection herewith by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

SECTION 7.14  Integration.  This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.  In the event of any conflict between the provisions of this Agreement or any other Loan Document and those of the Credit Agreement, the provisions of the Credit Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the other Secured Parties in any other Loan Document shall not be deemed a conflict with this Agreement.

SECTION 7.15  Advice of Counsel; No Strict Construction.  Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

SECTION 7.16  Acknowledgements.

(a)                                 Each Grantor hereby acknowledges that:

(i)                                     it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(ii)                                  it has received a copy of the Credit Agreement and has reviewed and understands same;

(iii)                               neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iv)                              no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Secured Parties or among the Grantors and the Secured Parties.

(b)                                 Each Issuer party to this Agreement acknowledges receipt of a copy of this Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.  Each Issuer party to this Agreement agrees to provide such notices to the Administrative Agent as may be necessary to give full effect to the provisions of this Agreement.

SECTION 7.17  Releases.

(a)                                 At such time as the Secured Obligations shall have been paid in full in cash and the Commitments have been terminated (other than (1) contingent indemnification obligations and cost reimbursement obligations and (2) obligations and liabilities under Secured Cash

Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made), the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.

(b)                                 If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the Liens created hereby on such Collateral.  In the event that all the Equity Interests of any Grantor that is a Subsidiary of the Borrower shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement, then, at the request of the Borrower and at the reasonable expense of the Grantors, such Grantor shall be released from its obligations hereunder; provided that the Borrower shall have delivered to the Administrative Agent, at least 5 Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and a description of the sale or other disposition in reasonable detail, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

SECTION 7.18  Additional Grantors.  Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 8.13 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 7.19  All Powers Coupled With Interest.  All powers of attorney and other authorizations granted to the Secured Parties, the Administrative Agent and any Persons designated by the Administrative Agent or any other Secured Party pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated.

SECTION 7.20  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the parties hereto acknowledge that the security interest and Liens granted to the Administrative Agent herein for the benefit of the Administrative Agent, the Secured Parties and the other holders of the Secured Obligations and the rights, remedies, duties and obligations provided for herein are subject to the terms of the Intercreditor Agreement.  In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.  Nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement, which, as amongst the Grantors and Administrative Agent shall remain in full force and effect in accordance with its terms. Any reference in this Agreement or any other Loan Document to “first priority lien” or words of similar effect in describing the Liens created hereunder or under any other Loan Document shall be understood to refer to such priority as set forth in the Intercreditor Agreement.  Nothing in this Section 7.20 shall be construed to provide that any Credit Party is a third party beneficiary of the provisions of the Intercreditor Agreement other than as expressly set forth therein and each Credit Party (x) agrees that, except as expressly otherwise provided in the Intercreditor Agreement, nothing in the Intercreditor Agreement is intended or shall impair the obligation of any Credit Party to pay the obligations under this Agreement or any other Loan Document as and when the same become due and payable in accordance with their respective terms, or to affect the relative rights of the creditors of any Credit Party, other than the Administrative Agent and the Lenders as between themselves and (y) agrees that it shall not use such violation as a defense to any enforcement of remedies otherwise made in accordance with the terms of this Agreement and the other Loan Documents by the Administrative Agent or any Lender or assert such violation as a counterclaim or basis for set-off or recoupment against the Administrative Agent or any Lender and agrees to abide by the terms of this Agreement and to keep, observe and perform the several matters and things herein intended to be kept, observed and performed by it.  In furtherance of the foregoing, notwithstanding anything to the contrary set forth herein, prior to the payment in full of the ABL Obligations and termination of all commitments to lend under the ABL Credit Documents, to the extent that any Credit Party is required to (i) give physical possession over any ABL Priority Collateral to the Administrative Agent under this Agreement or the other Loan Documents, such requirement to give possession shall be satisfied if such Collateral is delivered to and held by the ABL Agent pursuant to the Intercreditor Agreement and (ii) take any other action with respect to the Collateral or any proceeds thereof, including delivery of such Collateral or proceeds thereof to the Administrative Agent, such action shall be deemed satisfied to the extent undertaken with respect to the ABL Agent.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BOOT BARN HOLDING, INC., as Grantor

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer and Secretary

BOOT BARN, INC., as Grantor and Issuer

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer, Secretary, Principal Financial Officer and Principal Accounting Officer

After giving effect to the Closing Date Merger

SHEPLERS HOLDING CORPORATION, as Grantor

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer and Secretary

SHEPLERS, INC., as Grantor and Issuer

By:	/s/ Greg Hackman
Name: Greg Hackman
Title: Chief Financial Officer and Secretary

Signature Page to Collateral Agreement —Boot Barn

GCI CAPITAL MARKETS LLC, as Administrative Agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

SCHEDULE 3.6

to

Collateral Agreement

Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office; Locations of Inventory, Equipment and Fixtures; Locations of Books and Records

Prior to the consummation of the Closing Date Merger

Exact Legal Name	Jurisdiction of Organization	Taxpayer Identification Number, Registered Organization Number	Mailing Address, Chief Executive Office	Locations of Inventory, Equipment, Fixtures, Books, and Records
Boot Barn Holdings, Inc.	Delaware	90-0776290	15776 Laguna Canyon Road, Irvine, CA 92618	[See Attached.]
Boot Barn, Inc.	Delaware	[*]	15776 Laguna Canyon Road, Irvine, CA 92618	[See Attached.]

Upon consummation of the Closing Date Merger

Exact Legal Name	Jurisdiction of Organization	Taxpayer Identification Number, Registered Organization Number	Mailing Address, Chief Executive Office	Locations of Inventory, Equipment, Fixtures, Books, and Records
Boot Barn Holdings, Inc.	Delaware	90-0776290	15776 Laguna Canyon Road, Irvine, CA 92618	[See Attached.]
Boot Barn, Inc.	Delaware	[*]	15776 Laguna Canyon Road, Irvine, CA 92618	[See Attached.]
Sheplers Holding Corporation	Delaware	[*]	3211 Internet Blvd, Suite #300, Frisco, TX 75034	[See Attached.]
Sheplers, Inc.	Kansas	[*]	3211 Internet Blvd, Suite #300, Frisco, TX 75034	[See Attached.]

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requests with respect to the omitted portions.

Locations of Inventory, Equipment and Fixtures; Locations of Books and Records

(i)                                     Boot Barn Holdings, Inc. and Boot Barn, Inc. Inventory Locations

1.                                      607 North Tustin, Orange, CA.

Landlord:                                          Ken Meany

1131 Dolphin Terrace

Corona Del Mar, CA 92625

2.                                      1414 West 7th St., Upland, CA 91786.

Landlord:                                          The Abbey Company

12447 Lewis Street, Unit #203

Garden Grove, CA 92840

3.                                      464 Redlands Blvd., San Bernardino, CA.

Landlord:                                          Le Baron Investment

2020 E. Orangethorpe, Suite 230

Fullerton, CA 92831

4.                                      27564 Sierra Hwy, Canyon Country, CA.

Landlord:                                          Sierra Square, LLC

c/o: D.B. Commercial Investments, Inc.

28245 Avenue Crocker, Suite 101

Santa Clarita, CA 91355

5.                                      3394 Tyler, Riverside, CA.

Landlord:                                          Dunn Family Trust Properties

1782 Terry Lynn Lane

Santa Ana, CA 92705

6.                                      18420 Hawthorne Blvd., Torrance, CA.

Landlord:                                          Apollo Holdings, LLC

15721 S. Western Avenue, Suite 320

Gardena, CA 90247

7.                                      23762-B Mercury Road, Lake Forest, CA 92630.

Landlord:                                          Rockfield Showplace

629 Camino De Los Mares, Suite 201

San Clemente, CA 92673-1313

8.                                      659 West Arrow Hwy, San Dimas, CA.

Landlord:                                          Kuan Jung Lin

c/o: Tryad Properties, Inc.

750 Terrado Plaza, Suite 233

Covina, CA 91723

9.                                      2405 Vista Way, Oceanside, CA 92054.

Landlord:                                          Kimco Realty Corporation

3333 New Hyde Park Road

New Hyde Park, NY 11042-0020

Attn: Legal Department

With Notice:                            Kimco Realty Corporation

1631-B South Melrose Drive

Vista, CA 92083

Attn: Legal Department

10.                               853 Arnele Avenue, El Cajon, CA.

Landlord:                                          Parkway West

c/o: The Total Office

964 Fifth Ave., Suite 214

San Diego, CA 92101

11.                               4411 Mercury Street, Ste. 100, San Diego, CA 92611.

Landlord:                                          Balboa Village LLC

5440 Morehouse Drive, Suite 4000

San Diego, CA 92121

12.                               27250 Madison Ave, Stes. A & B, Temecula, CA.

Landlord:                                          BV Properties

2020 East Orangethorpe Ave.

Fullerton, CA 92831

13.                               13785 Park Avenue, Ste. G & H, Victorville, CA 92392.

Landlord:                                          The Hesper Family Trust

755 Via Airosa

Santa Barbara, CA 93110

14.                               43517 13th Street West, Lancaster, CA 93535.

Landlord:                                          Avenue K Lancaster UCM/Cadence LLC

c/o: 1st Commercial Realty Group, Inc.

2009 Porterfield Way, Suite P

Upland, CA 91786

15.                               1340 Spring St., Paso Robles, CA.

Landlord:                                          1340 Spring Street, PR, CA, LLC

27543 Ortega Highway

San Juan Capistrano, CA 92675

Attn: Patrick Meany

16.                               7265 Las Vegas Blvd South, Las Vegas, NV 89119.

Landlord:                                          Max Finklestein

6280 Lakeview Road

Lenoir City, TN 37772

With Notice:                            Max Finkelstein

88547 Old Highway

Tavernier, FL 33070

17.                               3462 Katella, Los Alamitos, CA.

Landlord:                                          Coastal Commercial Inv. Holdings, LLC.

11061 Los Alamitos Blvd.

Los Alamitos, CA 90720

18.                               7020 Topanga Canyon Blvd., Canoga Park, CA 91303.

Landlord:                                          KPM Management, LLC.

1131 Dolphin Terrace

Corona Del Mar, CA 92625

19.                               6600 Menaul NE, Albuquerque, NM.

Landlord:                                          Coronado Center, L.L.C.

110 North Wacker Drive

Chicago, IL 60606

Attn: General Counsel

20.                               6322 W. Sahara, Las Vegas, NV 89146.

Landlord:                                          West Sahara Associates

2206 Alameda Padre Serra

Santa Barbara, CA 93103

21.                               4250 East Bonanza Road, Las Vegas, NV 89110.

Landlord:                                          SET Properties

c/o: Priority One Commercial

7259 W. Sahara Avenue, Ste. 110

Las Vegas, NV 89119

22.                               3913 Buck Owens Blvd., Bakersfield, CA 93308.

Landlord:                                          KPM Management, LLC

1131 Dolphin Terrace

Corona Del Mar, CA 92625

23.                               12915 Monterey Road, San Martin, CA 95046.

Landlord:                                          Helen Filice

123 Misty Court

Santa Cruz, CA 95060

24.                               331 6th Street, Turlock, CA 95380.

Landlord:                                          Masacaja Holdings, LLC

5213 W. Main Street

Turlock, CA 95380

Attn: April Dias

25.                               101 South Broadway, Santa Maria, CA 93454.

Landlord:                                          SCP Woodland, LLC

777 North First Street, 5th Floor

San Jose, CA 95112

26.                               3320 E. Stockton Hill Road #D2, Kingman, AZ.

Landlord:                                          Kingman Gateway, LLC

c/o Pacific Coast Management Group

567 San Nicolas Drive, Ste. 220

Newport Beach, CA 92660

27.                               4670 Central Way, Fairfield, CA 94534.

Landlord:                                          B & L Properties

4630 Westamerica Drive, Suite A

Fairfield, CA 94534-4186

28.                               7909 West Campo Bello Drive, Ste 1, Glendale, AZ 85308.

Landlord:                                          Arrowhead Auto Center, LLC

3527 South Oak Street

Tempe, AZ 85282

29.                               1710 S. Alma School Rd., Mesa, AZ 85210.

Landlord:                                          KPM Management, LLC

1131 Dolphin Terrace

Corona Del Mar, CA 92625

30.                               603 Colusa Avenue, Stes A — D, Yuba City, CA 95991.

Landlord:                                          J.A. & P.R. Behel Revocable Trust

P.O. Box 549

Port Angeles, CA 98362

31.                               4401 Granite Drive, Ste. 100, Rocklin, CA.

Landlord:                                          Clark’s Corner Investments, LLC

8430 Deerbrook Court

Fair Oaks, CA 95628

Attn: Kraig Clark

32.                               960 6th St., Suite 104, Norco, CA 92860.

Landlord:                                          Norco Country Center, LLC

5353 E. 2nd Street, Suite 205

Long Beach, CA 90803

33.                               10299 E. Stockton Blvd., Elk Grove, CA 95624-9710

Landlord:                                          Kelly-Moore Paint Company, Inc.

c/o Northgate Asset Management

6506  Pacific Avenue

Stockton, CA 95207

Attn: Felicia Cabanig

34.                               1799 Retherford St., Tulare, CA 93274-0806.

Landlord:                                          KPM Management, LLC.

1131 Dolphin Terrace

Corona Del Mar, CA 92625

35.                               3300 Broadway, Suite 308, Eureka, CA 95501.

Landlord:                                          Bay Shore Mall Partners

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste 2800

New York, NY 10036

Attn: General Counsel

36.                               1705 Highway #273, Anderson, CA 96007.

Landlord:                                          Northwest Asset Management, Co.

1343 Locust Street, Suite 203

Walnut Creek, CA 94596

37.                               285 West Shaw Avenue, Clovis, CA 93612

Landlord:                                          Sunflower Clovis Investors, LLC

c/o Matteson Realty Services, Inc.

1825 S. Grand Street, Ste. #700

San Mateo, CA 94402

38.                               2225 Plaza Parkway, Modesto, CA 95350.

Landlord:                                          Central Valley Associates, LP

2222 E. Seventeenth Street

Santa Ana, CA 92705

39.                               1445 Santa Rosa Avenue, Suites A1-A4, Santa Rosa, CA 95405.

Landlord:                                          Rex Strickland, Santa Rosa Center, LLC

c/o: Keegan and Coopin Co., Inc.

Property Management

1355 N. Dutton Avenue, Suite 100

Santa Rosa, CA 95401-7107

40.                               1475 N. Davis Road, Salinas, CA 93907

Landlord:                                          SIBS, a Limited Partnership

6 Rossi Circle

Salinas, CA 93907

41.                               1203 S. Carson, Carson City, NV 89701.

Landlord:                                          The Carrington Company

627 H Street

Eureka, CA 95502

42.                               3345 Kietzke Lane, Reno, NV 89502.

Landlord:                                          Elizabeth Younger

360 Vera Lane

Sparks, NV 89511

43.                               2539 Esplanade Rd., Chico, CA 95973-1163

Landlord:                                          The Ernest and Marie Fortino Trust

4500 Campisi Court

Gilroy, CA 95020

44.                               3776 South 16th Avenue, Tucson, AZ.

Landlord:                                          Gee Garden Properties, LLC.

125 South Calle Chaparita

Tucson, AZ 85716

45.                               3719 North Oracle Road, Tucson, AZ.

Landlord:                                          WWT Ltd. Co.

P.O. Box 93656

Albuquerque, NM 87199-3656

46.                               6701 East Broadway, Tucson, AZ 85710.

Landlord:                                          Choice Properties Arizona, LLC

c/o: Progressive Property Management, LLC

4728 E. Broadway Blvd.

Tucson, AZ 85711

47.                               284 West Mariposa, Nogales, AZ 85621.

Landlord:                                          Mariposa Shopping Center, LP

6007 E. Grant Rd.

Tucson, AZ 85712

48.                               242 West 32nd Street, Yuma, AZ 85364.

Landlord:                                          Albertson’s, LLC

250 Parkcenter Boulevard

Boise, ID 83726

Attn: Legal Department

49.                               7321 Pav Way, Prescott Valley, AZ 86314.

Landlord:                                          Four Seasons Investment Company, L.L.C.

3001 Main Street, Suite #2B

Prescott Valley, AZ 86314

50.                               700 S. Telshor, Space 1208, Las Cruces, NM 88001.

Landlord:                                          Mesilla Valley Mall, LLC

P.O. Box 933873

Atlanta, GA 31193-3873

51.                               2700 South Woodlands Village Boulevard, Suite 500, Flagstaff, AZ 86001.

Landlord:                                          Woodland Village Shopping Center, LLC

c/o CCA Acquision Co., LLC

5670 Wilshire Blvd., Ste. 1250

Los Angeles, CA 90036

52.                               2200 El Mercado Loop, Space 1200, Sierra Vista, AZ 85635.

Landlord:                                          Sierra Vista Mall, LLC

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste. 2800

New York, NY 10036

Attn: General Counsel

53.                               1955 S. Casino Dr., Laughlin, NV 89029.

Landlord:                                          1955 S. Casino Drive Holdings, LLC

c/o CW Capital Asset Management, LLC

7501 Wisconsin Avenue, Ste. 500,

West Bethesda, MD 20814

Attn: Burr Ault

54.                               4481 South White Mountain Road, Show Low, AZ 85901.

Landlord:                                          Twice Markets, L.L.C.

c/o: Zell Commercial Real Estate Services, Inc.

5343 N. 16th Street, Suite #290

Phoenix, AZ 85016

55.                               804 North US Highway 491, Gallup, NM.

Landlord:                                          Gallup H&K, LLC, Gallup Shaaya, LLC, Gallup Capital, LLC

120 El Camino Drive, Ste 206

Beverly Hills, CA 90212

With Notice:                            K. Joseph Shabani

Shabani & Shabani, LLP

1801 Avenue of the Stars, Ste. 1035

Los Angeles, CA 90067

56.                               10701 Corrales Road, NW, Suites 12 & 14, Albuquerque, NM 87109.

Landlord:                                          Reposado, LLC & Blue Ground, LLC

1503 Central Avenue NW, Suite A

Albuquerque, NM 87104

57.                               4250 Cerrillos Road, Santa Fe, NM 87507.

Landlord:                                          Santa Fe Place Property Owners, LLC

c/o Spinoso Real Estate Group

112 Northern Concourse

North Syracuse, NY 13212

Attn: Legal Department

With a copy to:            Landlord

Santa Fe Place Property Owners, LLC

c/o Santa Fe Place

4250 Cerrillos Road

4250 Cerrillos Road

Santa Fe, NM 87592

Attn: General Manager

58.                               4601 E. Main, Farmington, NM 87402

Landlord:                                          Animas Valley Mall, LLC

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste. 2800

New York, NY 10036

59.                               6210 San Mateo Blvd., NE, Albuquerque, NM 87109

Landlord:                                          S.M.P. Ltd.  Co.

P.O. Box 93656

Albuquerque, NM 87199-3656

60.                               1518 Capital Ave., Cheyenne, WY.

Landlord:                                          Intrawest Properties, Inc.

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

61.                               4519 Frontier Mall Dr., Cheyenne, WY.

Landlord:                                          Corral Enterprises Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

62.                               158 North Third, Laramie, WY.

Landlord:                                          Laramie Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

63.                               1625 Stampede Dr., Cody, WY.

Landlord:                                          Cody Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

64.                               1683 Sunset Dr., Rock Springs, WY.

Landlord:                                          Rock Springs Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

65.                               150 North Main, Sheridan, WY.

Landlord:                                          Sheridan Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

66.                               3510 E. 2nd Street, Casper, WY.

Landlord:                                          Eastside properties, LLC

P.O. Box 50730

Casper, WY  82605-0730

67.                               2610 S. Douglas Hwy, Suite 100, Gillette, WY.

Landlord:                                          CCA — Powder Basin Shopping Center, LLC

c/o Arcadia Management Group, Inc.

5670 Wilshire Blvd, Ste 1250

Los Angeles, CA 90036

68.                               727 N. Federal, Riverton, WY.

Landlord:                                          John D. Prideaux

P.O Box 20399

Wickenburg, AZ 85358

69.                               1850 Harrison Blvd., Evanston, WY.

Landlord:                                          David J. Moon

P.O. Box 841

Evanston, WY 82931

70.                               840 West Broadway, Jackson, WY.

Landlord:                                          P&R Investments, Inc.

c/o: A. Rodgers Everett

P.O. Box 1083

Jackson, WY 83001

71.                               1920 E. Idaho, Elko, NV.

Landlord:                                          Hawkins-Smith

c/o: Hawkins Company

855 Broad Street, Suite 300

Boise, ID 83702

72.                               1460 W. Winnemucca Blvd., Winnemucca, NV 89445.

Landlord:                                          Valley View Lafayette, LLC

c/o: Valley View Shopping Center

2811 E. Street, Suite B

Eureka, CA 95501

73.                               327 South 24th Street West, Ste #1, Billings, MT 59102.

Landlord:                                          Gilman-Kaufman Partnership

4415 Lewis Avenue

Billings, MT 59106

74.                               830 S. Camino Del Rio, Durango, CO 81310

Landlord:                                          Out Landish, LLC

c/o: Rathbun Properties

318 Diablo Road, Suite #240

Danville, CA 94526

75.                               5720 North Academy Boulevard, Colorado Springs, CO 80918

Landlord:                                          The Acorn Group

P.O. Box 1339

Pebble Beach, CA 93953

With Notice:                            Gilbert G. Weiskopf, Esq.

102 North Cascade Avenue, Ste 620

Colorado Springs, CO 80903

76.                               2424 Highway 6 & 50, Grand Junction, CO 81505

Landlord:                                          SM Mesa Mall, LLC

Management Office

2424 Highway 6 and 50

Grand Junction, CO 81505

77.                               10910 Olson Drive, Suite #140, Rancho Cordova, CA 95670

Landlord:                                          Gardenview Estates Venture, L.P.

c/o: Focus Commercial, Inc.

3105 Fite Circle #106

Sacramento, CA 95827

78.                               15776 Laguna Canyon Road, Irvine, CA 92618 (Corporate)

Landlord:                                          The Irvine Company LLC

550 Newport Center Drive

Newport Beach, CA 92660

79.                               15770 Laguna Canyon Road, Irvine, CA 92618 (Corporate)

Landlord:                                          The Irvine Company LLC

550 Newport Center D rive

Newport Beach, CA 92660

80.                               2772 Main Street,  Irvine, CA 92618 (Corporate Warehouse)

Landlord:                                          Sanderson J. Ray

Jamboree Apartments, LLC

2699 White Road, Ste 150

Irvine, CA 92614

81.                               4414 South College Avenue, Fort Collins, CO 80525

Landlord:                                          Generation H One and Two Limited Partnership

Post Office Box 272546

Fort Collins, CO 80527

82.                               2221 NE 3rd Street, Bend, OR

Landlord:                                          2221 LLC

64155 Hunnell Road

Bend, OR 97701

83.                               3429 Dillion Drive, Pueblo, CO 81008

Landlord:                                          Renaissance Partners, LLC

900 North Michigan Avenue

14th Floor

Chicago, Illinois 60611

With Notice:                            c/o : Jones Lang LaSalle Americas, Inc.

200 E. Randolph

Chicago, IL 60601

Attn : Real Estate Notices (CSA)

84.                               840 Biddle Road, Medford, OR 97504

Landlord:                                          Bear Creek Ventures LLC

c/o: Aldy Damian

36 Country Lane

Rolling Hills Estates, CA 90274

85.                               1108 NW Frontage Road, Troutdale, OR 97060

Landlord:                                          The Melton Family Trust

Jerrold and Patricia Melton, Trustees

21600 NE 192nd Avenue

Battle Ground, WA 98604

86.                               5352 South Freeway Park Drive, Riverdale, UT 84405

Landlord:                                          CC Freeway Park, LC

c/o The Boyer Company, LC

90 South 400 West, Ste 200

Salt Lake City, UT 84101

87.                               1175 Addison Avenue East, Twin Falls, Idaho 83301

Landlord:                                          Blue Lakes Marketplace 5 Points, LLC

c/o Bonneville Realty Management

75 Fort Union Blvd, Ste C165

Midvale, UT 84047

Attn: Kevin Mortensen

88.                               8525 W. Franklin Road, Boise, ID 83709

Landlord:                                          Franklin Towne Plaza, LLC

855 W. Broad Street, Ste. 300

Boise, ID 83702

Attn: Legal Department

89.                               1008 Cumberland Center Blvd., Lebanon, TN 37087

Landlord:                                          J.D. Eatherly

1720 West End Avenue, Ste 600

Nashville, TN 37203

90.                               1681 3rd Avenue West Unit 9, Dickinson, ND 58601

Landlord:                                          GPCME LLC

33 9th Street West

Dickinson, ND 58601

Attn: Mark Grove

91.                               1183 Eglin Street, Rapid City, SD 57701

Landlord:                                          CPP Rushmore II, LLC

c/o Columbus Pacific Properties, Ltd.

429 Santa Monica Blvd., Ste 600

Santa Monica, CA 90401

With Notice:                            Midland Atlantic Development Company

8044 Montgomery Road, Ste 710

Cincinnati, OH 45236

Attn: Property Administration

92.                               51027 Hwy 6, Ste 200, Glenwood Springs, CO

Landlord:                                          Wood King LLLP

51027 Hwy 6 & 24, Ste 145

Glenwood Springs, CO 81601

93.                               2230 N.W. 10 Street, Ocala, FL 34475

Landlord:                                          Free as a Bird, LLC

2166 NW 10th Street

Ocala, FL 34475

Attn: Carmen Murvin

94.                               2520 North U.S. Highway 441/27, Fruitland, FL 34731

Landlord:                                          Carmen Properties, LLC.

2166 NW 10th Street,

Ocala, FL 34475

95.                               240 Long Hollow Pike, Goodlettsville, TN

Landlord:                                          J.D. Eatherly

1720 West End Avenue, Ste 600

Nashville, TN 37203

96.                               Mall of America, 386 N. Garden, Ste. #N386, Bloomington, MN

Landlord:                                          MOAC MALL HOLDINGS, LLC

60 East Broadway,

Bloomington, MN 55425

97.                               3443 SW Williston Road, Gainesville, FL 32608

Landlord:                                          Carmin G. Murvin

2166                    NW 10th Street

Ocala, FL 34475

98.                               Gurnee Mills Mall, 6170 West Grand Avenue, Gurnee, IL 60031

Landlord:                                          Mall at Gurnee Mills, LLC

c/o Simon Property Group, Inc.

225 West Washington Street

Indianapolis, IN 46204

99.                               Kirkwood Mall, 635 Kirkwood Mall, Bismarck, ND 58504

Landlord:                                          Kirkwood Mall Acquisition, LLC

NW 6227, PO Box 1450

Minneapolis, MN 55485

100.                        North Park Mall, 320 West Kimberly Rd, Ste. 206, Davenport, IA

Landlord:                                          North Park Mall, LLC

401 Wilshire Blvd, Ste 700

Santa Monica, CA 90401

Attn: Legal Department

101.                        Valley West Mall, 1551 Valley West Dr. #187, Des Moines, IA

Landlord:                                          Valley West, DM, LP

c/o Watson Center, Inc.

3100 West Lake Street, Ste 215

Minneapolis, MN 55416

102.                        249 Blanding Blvd., Orange Park, FL 32073

Landlord:                                          Larsen Properties, LLC

2166 NW 10th Street

Ocala, FL 34475

Attn: Carmen G. Murvin

103.                        West Acres Mall, 3902 13th Avenue SW, #301D, Fargo, ND

Landlord:                                          West Acres Development, LLP.

3902 13th Avenue S, Ste 3717

Fargo, ND 58103

104.                        3120 North Oak Street Extension, Valdosta, GA 31605

Landlord:                                          Boot Hill Western Wear, Inc.

c/o Windy Hill, Inc.

8170  Highway 122 West

Hahira, GA 31632

105.                        Columbia Mall, 2800 S. Columbia Rd ., Grand Forks, ND

Landlord:                                          Columbia Grand Forks, LLP

c/o GK Development, Inc.

257 Main Street, Ste. 100

Barrington, IL 60010

106.                        Crossroad Center, 4201 Division St. W., St. Cloud, MN

Landlord:                                          St. Cloud, LLC

General Growth Properties, Inc

110 Wacker Drive

Chicago, IL 60606

Attn: Legal Department

107.                        Southern Hills Mall, 4400 Sergeant Rd.,#116, Sioux City, IA

Landlord:                                          SM Southern Hills Mall, LLC

c/o Simon Property Group

225 West Washington Street

Indianapolis, IN 46204

108.                        1208 20th Avenue SW, Ste 10, Minot, ND 58701

Landlord:                                          Dakota UPREIT

3003 32nd Avenue. S, Ste 250

Fargo, ND 58103

With Notice:                            SMC Property Management

1408 20th Avenue SW., Ste 10

Minot, ND 58701

109.                        Oakwood Mall, 4800 Golf Road, Ste 420, Eau Claire, WI 54701

Landlord:                                          Oakwood Hills Mall Partners LLP

General Growth Properties, Inc.

110 N. Wacker Drive

Chicago, IL 60606

Attn: Legal Department

110.                        Eastland Mall, 800 N. Green River Road, #452, Evansville, IN

Landlord:                                          SM Eastland Mall, LLC

c/o The Macerich Company

401 Wilshire Blvd., Ste 700

Santa Monica, CA 90401

111.                        8105 Moores Lane, Ste 205, Brentwood, TN 37027

Landlord:                                          Gateway Kentfield, Inc.

28 State Street, 10th Flr

Boston, MA 02109

Attn: Asset Manager, Tennessee

With Notice:                            Boyle Investment Company

2000 Meridian Blvd., Ste 250

Franklin, TN 37067

Attn: Grant Kinnett

112.                        3134 North 11th Street, Bismarck, ND 58503

Landlord:                                          Henry A. Albers

3200 Winnipeg Drive

Bismarck, ND 58503

113.                        2805 W. 41st Street, Sioux Falls, SD

Landlord:                                          Solutions Property Management, LLC

3220 S. Western Avenue

Sioux Falls, South Dakota, 57105

Attn: Ross Wheeler

114.                        Opry Mills Mall, 405 Opry Mills Drive, Nashville, TN 37214

Landlord:                                          Opry Mills Mall, LP

c/o Simon Property Group

225 West Washington Street

Indianapolis, IN 46204

115.                        8111 Concord Mills Blvd. #538, Concord, NC 28027

Landlord:                                          Mall at Concord Mills, LP

c/o The Mills a Simon Company

5425 Wisconsin Avenue, Ste 300

Chevy Chase, MD 20815

116.                        2431 E. Colorado Blvd., Spearfish, SD 57783

Landlord:                                          Aaron Bomgaars

Fifth Generation Investments, LLC

1805 Zenith Drive

Sioux City, Iowa 51103

117.                        10203 Birchridge, Suite 500, Humble, Texas 77338

Landlord:                                    Deerbrook Point, L.P., PAL Realty, Inc.

24080 Highway 59 North
Suite 200
Kingwood, TX 77339

118.                        10203 Birchridge, 2nd Floor, Humble, Texas 77338

Landlord:                                    Deerbrook Point, L.P., PAL Realty, Inc.

24080 Highway 59 North
Suite 200
Kingwood, TX 77339

119.                        10203 Birchridge, Suite E, Humble, Texas 77338

Landlord:                                Deerbrook Point, L.P., PAL Realty, Inc.

24080 Highway 59 North

Suite 200

Kingwood, TX 77339

120.                        4600 South Medford Drive, Suite 1000, Lufkin, Texas 75901

Landlord:                                    CC Investors 1996-1

P. O. Box 10324
Pittsburgh, PA 15332
Attn: Daniel G. Kamin

121.                        2309 Highway 79 South, Henderson, Texas 75654

Landlord:                                Henderson Plaza Realty LP

c/o ORDA Corp.

15400 Knoll Trail, Suite 350

Dallas, TX 75248

122.                        620 Pan American Drive Livingston, Texas 77351

Landlord:                                    Don C. and Annita Baskin d/b/a Baskin’s Rent Properties

P. O. Box 244
Livingston, TX 77351

123.                        Suite #4, 3801 North Street, Nacogdoches, Texas 75961

Landlord:                                    Northview Plaza II Joint Venture

c/o Gregory Commercial, Inc.
P. O. Box 7084
Dallas, TX 75209

124.                        4530 South Broadway, Tyler, Texas 75703

Landlord:                                    Lasater’s French Quarter Partnership

P. O. Box 1640
Mason, TX 76856

125.                        1001 Main Street, Liberty, Texas 77575

Landlord:                                    PELCO Properties, Inc.

P. O. Box 68
Dayton, TX 77535

126.                        118 Col. Etheredge, Blvd., Huntsville, Texas 77340

Landlord:                                          Don C. and Annita Baskin d/b/a Baskin’s Rent Properties

P. O. Box 244

Livingston, TX 77351

127.                        1300 Pinecrest Drive East, Marshall, Texas 75670

Landlord:                                          Marshall Mall Investors, L.P.

1300 E. Pinecrest Dr., Suite 120

Marshall, TX 75670

128.                        327 S. Wheeler St., Jasper, Texas 75951

Landlord:                                          Sequin Affordable Housing, L.P.

Attn: Todd Routh

11701 Bee Caves Road, Ste. 122

Austin, TX 78738

129.                        725 E. Villa Maria, Suite 4700, Bryan, Texas, 77802

Landlord:                                          Tejas Center, Ltd.

3109 Texas Avenue

Bryan, TX

130.                        850 N. Main Street, Vidor, Texas 77662

Landlord:                                          Vidor Crossroads LLC

350 Pine Street, Ste 800

Beaumont TX 77701

Attn: Sara Andrews

131.                        1908 N. Frazier St., Conroe, Texas 77301

Landlord:                                          CSW Conroe, LLC

Attn: LATIPAC Commercial

2711 W. Anderson Lane, Ste. 200

Austin, TX 78757

With a copy to:            Brookshire Brothers, Ltd.

P. O. Box 1688

Lufkin, TX 75901

132.                        3445 Gulf Freeway, Dickinson, Texas 77539

Landlord:                                    Dixie Partners II, L.P.

P. O. Box 270874
Flower Mound, TX 75027

133.                        2419 Gilmer Road, Longview, Texas 75604

Landlord:                                    Gilmer Road Associates

P. O. Box 3449
Longview, TX 75606

134.                        28000 Southwest Fwy, Rosenberg, Texas 77471

Landlord:                                    Clay Group Properties

12338 Mally Meadow Lane
Sugarland, TX 77478
Attn: Bobby Patel

135.                        120 Hwy 332 W 3, Lake Jackson, Texas 77566

Landlord:                                    Brazos Square, LP

606 Oleander
Lake Jackson, TX 77566

136.                        3201 North Hwy 75 Suite 102, Sherman, Texas 75090

Landlord:                                    75/82 Sherman Crossing, Ltd.

5001 LBJ Freeway
Suite 900
Dallas, TX 75244

137.                        4123 Gibson Road, Texarkana, Texas 75503

Landlord:                                    Deepwater Creek Texarkana, L.P.

3444 Summerhill Road
Texarkana, TX 75503

138.                        1220 Airline Road, Corpus Christi, Texas 78412

Landlord:                                    MSW Promenade, L.P.

5430 LBJ Freeway
Suite 1575
Dallas, TX 75240

139.                        240 N. New Road, Waco, Texas 76710

Landlord:                                          S&W-AL, LLC

1001 West Loop South #600

Houston, TX 77027-9082

140.                        8154 Agora Parkway, Suite 100, Live Oak, Texas 78233

Landlord:                                    Rose Forum Associates, L.P.

c/o AVR Realty Company LLC
1 Executive Boulevard
Yonkers, NY 10701

141.                        1131 N. Burleson Blvd., Burelson, Texas 76028

Landlord:                                    EE Burleson, L.P.

c/o Kimco Realty Corporation
P. O. Box 5020
New Hyde Park, NY 11042

142.                        2990 East Prien Lake Road, Lake Charles, Louisiana 70615

Landlord:                                          TSN Realty, LLC

c/o David B. Rubin

185 Canfield Drive

Stamford, CT 06902

143.                        3111 Midwestern Parkway, Sikes Senter Mall, Wichita Falls, Texas 76308

Landlord:                                          Sikes Senter, LLC

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste. 2800

New York, NY 10036-7703

Attn: General Counsel

144.                        Space No. 6501, Alexandria Mall, 3437 Masonic Drive, Alexandria, Louisiana 71301

Landlord:                                    Alexandria Main Mall LLC

c/o Radiant Partners, LLC
145 West 45th Street, 10th floor
New York, NY 10036
Attn: Daniel Friedman

145.                        10533 South Mall Drive, Baton Rouge, Louisiana 70809

Landlord:                                    Siegen Lane Properties LLC

c/o Mall Properties, Inc.
1991 Crocker Road, Ste. 600
Westlake, OH 44145

146.                        3320 Ambassador Caffery Parkway, Lafayette, Louisiana 70502

Landlord:                                    Ambassador Way Associates, LP

c/o Fidelis Realty Partners, Ltd.

19 Briar Hollow Lane, Suite 100

Houston, TX 77027

147.                        9795 FM 1960, Humble, Texas 77338

Landlord:                                    Randall’s Food and Drugs, LP

3663 Briarpark
Houston, TX 77042

With a copy to:            Safeway, Inc./PDA #5991-03

5918 Stoneridge Mall Road

Pleasanton, CA 94588-3229

148.                        24421 Katy Freeway, Katy, Texas 77494

Landlord:                                    Bluecap, Ltd

c/o O. N. Baker

8554 Katy Freeway, Suite 301

Houston, TX 77024

149.                        6550 Garth Rd., Baytown, Texas 77521

Landlord:                                    Baytown Plaza Two, L.P.

c/o Gulf Coast Commercial Management
3120 Rogerdale Road, Suite 150
Houston, TX 77042

150.                        127 NorthShore Blvd, Suite 2, Slidell, Louisiana 70460

Landlord:                                          RCG — Slidell, LLC

3060 Peachtree Road, Ste. 400

Atlantic, GA 30305

Attn: Ericka Barber

151.                        Rayzor Ranch Marketplace, Denton, Texas

Landlord:                                          Fortress Investment Group

c/o RR Marketplace LP

Attn: Andy Osborne

55221 North O’Connor Boulevard, Suite 700

152.                        1951 South 25th East, Ammon, ID 83406

Landlord:                                          Ammon Properties, L.C.

c/o: Woodbury Corporation

2733 E. Parleys Way, Ste. 300

Salt Lake City, UT 84109

153.                        3666 Brooks Street, Missoula, MT 59801

Landlord:                                                                                          UT Missoula L.L.C.

c/o: Woodbury Corporation

2733 E. Parleys Way, Ste. 300

Salt Lake City, UT 84109

154.                        8698 East Raintree Drive, Scottsdale, AZ 85260

Landlord:                                                                                          Umbral 2, LLC

20411 SW Birch Street, Ste. 360

Newport Beach, CA 92660

155.                        2651 W. 29th Street, Greeley, CO 80631

Landlord:                                                                                          Gerry & Monica Schwarzblatt Trust

9454 Wilshire Blvd., Ste 207

Beverly Hills, CA 90210

Attn: Gerhard Schwarzblatt

156.                        2020 Gunbarrel Road, Chattanooga, TN 37421

Landlord:                                                                                          Robert F. Myer, COO

Hamilton Village Station, LLC.

11501 Northlake Drive

Cincinnati, Ohio 45249

With a copy to:            Lease Administration Department

Phillips Edison & Company, Ltd.

11501 Northlake Drive

Cincinnati, Ohio 45249

157.                        Fallschase Shopping Center, Tallahassee, FL 32317

Landlord:                                                                                          CPP Fallschase II, LLC

c/o: Lormax Stern Development Company, LLC

38500 Woodward Avenue, Ste. 200

Bloomfield Hills, MI 48304

158.                        915 W. Main Street, Bozeman, MT 59715

Landlord:                                                                                          West Coast Highway, LLC

c/o  Debra Barlow

31351 Rancho Viejo Road, Ste 105

San Juan Capistrano, CA 92675161.

1010 NE Coronado Drive, Blue Springs, MO 64014

Landlord:                                                                                          Blue Springs Partners, LP

c/o: RED Development

Lighton Tower

7500 College Blvd., Ste. 750

Overland Park, KS 66210

Attn: Property Manager

159.                        14384 Lincoln Street, Thornton, CO 80023

Landlord:                                                                                          Thornton Development, L.L.C.

c/o:  Staenberg Group, Inc.

2127 Innerbelt Business Center Drive, Ste. 310

St. Louis, MO 63114

160.                        2200 War Admiral Way, Lexington, KY 40509

Landlord:                                                                                          War Admiral Place, LLC

P.O. Box 12128

Lexington, KY 40509

Attn: Patrick W. Madden

With notice to:                                                                War Admiral Place, LLC

2517 Sir Barton Way

Lexington, KY 40509

Attn: Patrick W. Madden

161.                        65 Treeline Road, Kalispell, MT 59901

Landlord:                                                                                          TKG Spring Prairie Development Three, LLC

c/o TKG Management, Inc.

211 N. Stadium Blvd., Ste 201

Columbia, Missouri 65233

With a copy to:            TKG Spring Prairie Development Three, LLC

c/o TKG Management, Inc.

211 N. Stadium Blvd., Ste 201

Columbia, Missouri 65233

Attn: General Counsel

162.                        17815 La Cantera Parkway, San Antonio, TX

Landlord:                                                                                          Hines Global REIT San Antonio Retail I LP

c/o The Rim Management

2800 Post Oak Blvd., Ste. 4800

Houston, TX 77056

163.                        318 Broadway, Nashville, TN 37201

Landlord:                                                                                          318 Partners, GP

1920 Adelicia Street, Ste. 500

Nashville, TN 37212

Attn: J. Ronald Scott

164.                        2315 Summa Drive, Ste. 1C, Las Vegas, NV 37201

Landlord:                                                                                          The Shops at Summerlin South, LP

c/o The Howard Hughes Corporation

One Galleria Tower, 22nd Floor

13355 Noel Road

Dallas, TX 75240

Attn: General Counsel

With a copy to:                                                  The Shops at Summerlin South, LP

10801 West Charleston Blvd.

Las Vegas, NV 89135

Attn: Legal Department

165.                        152 Stratford Commons Court, Suite. 05, Winston-Salem, NC 27103

Landlord:                                                                                          Brixmor GA Stratford Commons, LP

c/o Brixmor Property Group

420 Lexington Avenue, 7th Floor

New York, NY 10170

Attn: Office of General Counsel

With a copy to:                                                  Brixmor GA Stratford Commons, LP

c/o Brixmor Property Group

3440 Preston Ridge Road

Building IV, Suite 425

Alpharetta, GA 30005

Attn: Vice President of Legal Services

166.                        3310 West Shaw Avenue, Suite 02A, Fresno, CA 93711

Landlord:                                                                                       Brixmor Arbor Faire Owner, LP

c/o Brixmor Property Group

420 Lexington Avenue, 7th Floor

New York, NY 10170

Attn: Office of General Counsel

With a copy to:                                                  Brixmor Arbor Faire Owner, LP

c/o Brixmor Property Group

40 Skokie Blvd., Ste 600

Northbrook, IL 60062

Attn: Vice President of Legal Services

167.                        1000 Commerce Avenue, Suite 0500, Atwater, CA 95301

Landlord:                                                                                          BRE Throne Applegate Ranch, LLC

c/o Brixmor Property Group

420 Lexington Avenue, 7th Floor

New York, NY 10170

Attn: Office of General Counsel

With a copy to:                                                  BRE Throne Applegate Ranch, LLC

c/o Brixmor Property Group

40 Skokie Blvd., Ste 600

Northbrook, IL 60062

Attn: Vice President of Legal Services

168.                        Alamance Crossing West Shopping Center

University Drive & I-85, Burlington, NC.

Landlord:                                                                                          Alamance Crossing II, LLC

c/o CBL & Associate Management, Inc.

CBL Center, Suite 500

2030 Hamilton Place Blvd.

Chattanooga, TN 37421-6000

169.                        25895 Highway 290, Cypress, TX 77429

Landlord:                                                                                          Cypress Towne Center, Ltd.

8555 Westheimer Road

Houston, TX 77063

170.                        U.S. 11W & Interstate 81, Bristol, TN 37620

Landlord:                                                                                          Pinnacle North, LLC

601 State Street, 6th Floor

Bristol, VA 24201

Attn: Mr. Steve Johnson

With a copy to:            Hartman Simons & Wood LLLP

6400 Powers Ferry Road NW

Suite #400

Atlanta, GA 30339

Attn: Jeremy D. Cohen

171.                        15185 W. 119th Street, Olathe, KS 66002

Landlord:                                                                                          M-III Olathe Station Property, LLC

c/o Mariner Real Estate Management, LLC.

4601 College Blvd., Ste  350

Leawood, KS 66211

Attn: President

With a copy to:            M-III Olathe Station Property, LLC

c/o Legacy Asset Management, LLC

4717 Central Street

Kansas City, MO 64112

With a copy to:            Daspin & Aument, LLP

227 West Monroe Street, Ste 3500

Chicago, IL 60606

Attn: Nicole Rudman Brown

172.                        3103 W. Highway 74, Monroe, NC 44648

Landlord:                                                                                          Inland American Retail Mgmt, LLC

2901 Butterfield Road

Oak Brook, IL 60523

With a copy to:            Inland American

Monroe Poplin, LLC

2901 Butterfield Road

Oak Brook, IL 60523

173.                        2625 Scottsville Road, Bowling Green, KY 42104

Landlord:                                                                                          Greenwood Mall, LLC

c/o Greenwood Mall

110 N. Wacker Drive

Chicago, IL 60606

Attn: Law/Lease Administration Dept.

With a copy to:                                                            Greenwood Mall

2625 Scottsville Road

Bowling Green, KY 42104

Attn: General Manager

174.                        1991 West Highway 40, Vernal, UT 84078

Landlord:                                                                                          Gardner Towne Center, LLC

90 South 400 West, Ste 330

Salt Lake City, UT 84101

Attn: Rulon C.  Gardner

175.                        211 Rolling Hills Circle, Easley, SC 29640

Landlord:                                                                                          Easley Commons Retail Associates LLC

1765 Merriman Road

Akron, OH 44313

With a copy to:            Easley Commons Retail Associates, LLC.

c/o Riverview Management

1765 Merriman Road

Akron, OH 44313

176.                        4501 Outer Loop Drive, Louisville, KY 40219

Landlord:                                                                                          Weingarten Realty Investors

P.O. Box 924133

Houston, TX 77292-4133

Weingarten Realty Investors

2600 Citadel Plaza Drive, Ste 125

Houston, TX 77008

177.                        640 Centerview Blvd., Ste. 120, Kissimmee, FL 34741

Landlord:                                                                                          Osceola Crossings Owner, LLC

c/o O’Connor Capital Partners

535 Madison Avenue, 6th Fl

New York, NY 10022

With a copy to:            Osceola Crossing Owner, LLC

14901 S. Orange Blossom Trail

Orlando, Fl 32827

Attn: General Counsel

With a copy to:            Hartman Simons & Wood LLP

6400 Powers Ferry Road NW, Ste 400

Atlanta, GA 30339

Attn: Laura B. Kurlander

178.                        6360 S. Parker Road, #5, Aurora, CO 80016

Landlord:                                                                                          Arapahoe Crossing LP

c/o Brixmor Property Group

420 Lexington Avenue, 7th Fl

New York, NY 10170

Attn: Office of General Counsel

With a copy to:            Arapahoe Crossing LP

c/o Brixmor Property Group

40 Skokie Blvd., Ste 600

Northbrook, IL 60062

Attn: Vice President of Legal Services

179.                        Polaris Pointe Shops, Colorado Springs, CO 80921

Landlord:                                                                                          Executive Companies

13540 Meadowgrass Drive, Ste 200

Colorado Springs, CO 80921

Attn: Gary Erickson

180.                        195 W. Esplanade Drive, Oxnard, CA 93036

Landlord:                                                                                          California Property Owner I, LLC

c/o Brixmor Property Group

420 Lexington Avenue, 7th Fl

New York, NY 10170

Attn: Office of General Counsel

With a copy to:            California Property Owner I, LLC

c/o Brixmor Property Group

40 Skokie Blvd., Ste 600

Northbrook, IL 60062

Attn: Vice President of Legal Services

181.                        The Shoppes at Southport West, Omaha, NE

Landlord:                                                                                          Dean Hokanson, Jr.

c/o Southport West Partners, LLC

11213 Davenport Street, Ste. 300

Omaha, NE 68154

With a copy to:            Dennis Hoth

P.O. Box 3401

Carefree, AZ 85377

182.                        The Marketplace, Council Bluffs, IA

Landlord:                                                                                          Legacy CB, LLC

c/o Red Legacy, LLC

4717 Central Street

Kansas City, MO 64112

Attn: Legal

With a copy to:            The Katz Law Firm

7227 Metcalf Avenue, 2nd Fl

Overland Park, KS 66204

Richard B. Katz

183.                        Glade Park Shopping Center, Euless, TX

Landlord:                                                                                          Glade Inline I, LLC

6723 Weaver Road, Ste 108

Rockford, IL 61114

Attn: Zack Knutson

184.                        Four Corners Shopping Center, Tomball, TX

Landlord:                                                                                          BK 2920, Ltd.

3700 Buffalo Speedway, Ste. 1020

Houston, TX 77098

185.                        1683 Sunflower Avenue, Costa Mesa, CA 92626

Landlord:                                                                                          International Asset Management

Holding Group LLC

c/o Lee & Associates

111 Pacifica, Ste. 300

Irvine, CA 92618

186.                        1268 S. Hoover Street, Longmont, CO 80501

Landlord:                                                                                          D.D. Dunlap Companies

16897 Algonquin, Suite A

Huntington Beach, CA 92649

187.                        600 Ed Noble Parkway, Norman, OK 73072

Landlord:                                                                                          Gemini Property Management, LLC

16740 Birkdale Commons Parkway, Ste. 306

Huntersville, NC 28078

188.                        5080 Richmond Avenue (Galleria), Houston, TX 77056

Landlord:                                                                                          POR LP NOTICES

5177 Richmond Avenue, Ste 610

Houston, TX 77056

189.                        10515 Katy Freeway (I-10), Houston, TX 77024

Landlord:                                                                                          Jim R. Smith

1400 Post Oak Blvd., Ste. 650

Houston, TX 77056

190.                        420 Congaree Rd., Greenville, SC 29607

Landlord:                                                                                          CHI — Congaree Greenville SC, LLC

40 W. Broad Street, Ste. 410

Greenville, SC 29601

Attn: Britt Goodson

191.                        6420 Eastex Freeway, Beaumont, TX 77708

Landlord:                                                                                          D & F Realty Partners, LLC

c/o Fertitta Realty, Inc.

P.O. Box 12400

Beaumont, TX 77726

192.                        2727 Iowa Street, Lawrence, KS 66046

Landlord:                                                                                          TMD Iowa, LLC

1707 N. Waterfront Parkway

Wichita, KS 67206

193.                        8353 N. Booth Avenue, Kansas City, MO 64158

Landlord:                                                                                          SCV Retail LLC

c/o U.S. Federal Properties Co., LLC

4706 Broadway, Ste 240

Kansas City, MO 64112

194.                        19380 Interstate 45, Spring, TX 77373

Landlord:                                                                                          Cypresswood Real Estate, LTD.

12651 Briar Forest, Ste 300

Houston, TX 77077

Attn: Gopal P. Bathija

195.                        6590 Youree Drive, Shreveport, LA 71105

Landlord:                                                                                          Bayou Walk, LLC

c/o Crimson Capital, LLC

489 Riverview Drive

Totowa, NJ 07512

Attn: Joseph Prestifilippo

196.                        10020 Coors Bypass NW, Albuquerque, NM 87114

Landlord:                                                                                          ALBQ Jiffy Lube, LLC

8036 Oak Point Drive

Frisco, TX 75034

Attn: Mark Tekin

With a copy to:                                                            Rand TM2 Cottonwood, LLC

4455 E. Camelback Road, Ste E-180

Phoenix, AZ 85018

Attn: Britt Sanchez

With a copy to:                                                            Dickinson Wright PLLC

1850 North Central Avenue, Ste 1400

Phoenix, AZ 85004

Attn: Spencer W. Cashdan

197.                        11251 Beech Avenue, Fontana, CA

Landlord:                                                                                          CRP Oakmont Jurupa

Attn: Stephen L. Nelsen

3520 Piedmont Road, Ste. 100

Atlanta, GA 30305

With a copy to:                                                            Smith, Gambrell & Russell, LLP

Attn: Thomas A. Spillman

1230 Peachtree Street, NE, Ste. 3100, Promenade

Atlanta, GA 30309-3592

With a copy to:                                                            The Carlyle Group

Attn: Micheal Gershenson

520 Madison Avenue

New York, NY 10022

From time to time certain equipment, including, without limitation, motor vehicles and computers, may be offsite in the ordinary course of business.

(ii)                                  Sheplers Holding Corporation and Sheplers, Inc. Locations

Location Name	Location Name

Wichita - Store No. 1	Orlando - Store No. 34
6501 West Kellogg Street	5250 International Drive, Space E5
Wichita, Kansas 67209-2211	Orlando, Florida 32819
Landlord: SHEP (KS-OK) QRS 16-113, Inc.	Landlord: FB Orlando Acquisition Company, LLC

Oklahoma City - Store No. 2	Riverview- Store No. 36
812 South Meridian Avenue	Mesa Riverview
Oklahoma City, Oklahoma 73108-1604	829 N Dobson Road
Landlord: SHEP (KS-OK) QRS 16-113, Inc.	Mesa, Arizona 85201-7585
Landlord: DeRito/Kimco

Englewood - Store No. 4	Sam’s Town - Store No. 40
8500 East Orchard Road	5111 Boulder Highway
Greenwood Village, Colorado 80111-5012	Las Vegas, Nevada 89122-6004
Landlord: C2 H2 Limited	Landlord: Sam’s Town Casino

Arlington - Store No. 5	Albuquerque - Store No. 51
2500 East Centennial Drive	6600 Holly Avenue, Suite B-7
Arlington, Texas 76011-6611	Albuquerque, New Mexico 87113
Landlord: Maymie Bros (Building) /W.R. Grace (Land)	Landlord: Daskalos Development & Investments

Frisco- Store No. 6	Kansas City, MO - Store No. 52
8549 Gaylord Parkway, Suite 100	1100 West 136th Street, Suite 16
Frisco, Texas 75034	Kansas City, Missouri 64145
Landlord: BRE Retail Residual Owner 1 LLC	Landlord: Inland US Mgmt

Austin — Cap. Plaza - Store No. 53	Austin — Southpark - Store No. 54
Capital Plaza	Southpark Meadows
5415B North IH-35	9900 South IH-35, Building B
Austin, Texas 78723	Austin, Texas 78748
Landlord: Cencor Reality Services	Landlord: Harbert Rainier SouthPark Meadows, LLC

San Antonio- Store No. 9	San Antonio - Brooks- Store No. 57
6201 N.W. Loop 410	3127 SE Military Dr, Suite 121
San Antonio, Texas 78238-3303	San Antonio, Texas 78223
Landlord: Ingram 410, LLC	Landlord: IA Management, LLC

Northglenn- Store No. 10	McAllen, TX- Store No. 55
10300 Bannock Street	507 West Expressway 83
Northglenn, Colorado 80260-6067	McAllen, Texas 78503
Landlord: W.R. Grace	Landlord: Daniel G Kamin McAllen LLC

Mesquite- Store No. 11	Fulfillment Center
18500 Lyndon B Johnson Freeway	4950 South Laura Street
Mesquite, Texas 75150-5626	Wichita, Kansas 67216
Landlord: The Rockola Corp	Landlord: SHEP (KS-OK) QRS 16-113, Inc.

Sahara- Store No. 12	Frisco Office
Sahara Pavilion	3211 Internet Boulevard, Suite 300
4700 West Sahara Avenue	Frisco, Texas 75034
Las Vegas, Nevada 89102-3510	Landlord: Ignite Technologies, Inc.
Landlord: Voit Real Estate Services

Reno- Store No. 27	Amarillo- Store No. 30
Shopper’s Square Mall	2225 Georgia Street South
255 East Plumb Lane	Amarillo, Texas 79109-1834
Reno, Nevada 89502-3417	Landlord: Wolfin Village Dunhill
Landlord: Tore, LTD

Omaha - Store No. 56	Fort Worth- Store No. 58
970 South 72nd Street	9320 Sage Meadow Trail
Omaha, Nebraska 68114	Fort Worth, Texas 76177
Landlord: Eric Dawson, LLC	Landlord: ATC Investors, LP

Odessa- Store No. 60	Lubbock- Store No. 59
5125 E. 42nd Street	South Plains Mall - D27
Odessa, Texas 79762	6002 Slide Road
Landlord: Leeco Energy & Investments	Lubbock, Texas 79414
Landlord: Macerich South Plains LP

Dallas- Store No. 62
5850 LBJ Freeway
Garland, Texas 75041
Landlord: Preston Valley North Limited Partnership

SCHEDULE 3.8

to

Collateral Agreement

Chattel Paper; Instruments; Negotiable Documents; Letter-of-Credit Rights

None.

SCHEDULE 3.9

to

Collateral Agreement

Commercial Tort Claims

None.

SCHEDULE 3.10

to

Collateral Agreement

Deposit Accounts and Securities Accounts

Prior to the consummation of the Closing Date Merger

Grantor	Financial Institution	Account Number	Account Purpose
Boot Barn Holdings Inc.	PNC Bank	[*]	Funding Account
Boot Barn, Inc.	PNC Bank	[*]	Funding Account
Boot Barn, Inc.	PNC Bank	[*]	Internet Credit Cards
Boot Barn, Inc.	PNC Bank	[*]	Store Credit Cards
Boot Barn, Inc.	PNC Bank	[*]	Wire Transfers and Other Deposits
Boot Barn, Inc.	PNC Bank	[*]	RCC Collection
Boot Barn, Inc.	PNC Bank	[*]	RCC Credit Card
Boot Barn, Inc.	City National Bank	[*]	Payroll
Boot Barn, Inc.	Wells Fargo Bank	[*]	Store Cash and Check deposits
Boot Barn, Inc.	BBVA Compass	[*]	Store Cash and Check deposits
Boot Barn, Inc.	Chase Bank	[*]	Store Cash and Check deposits

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requests with respect to the omitted portions.

Upon consummation of the Closing Date Merger

LOAN PARTY	BANK	ACCOUNT NUMBER/TYPE OF ACCOUNT
Boot Barn Holdings, Inc.	PNC Bank	[*] - Funding Account

Boot Barn, Inc.	PNC Bank	[*] - Funding Account
[*] - Internet Credit Cards
[*] - Store Credit Cards
[*] - Wire Transfers, Other Deposits
[*] - RCC Collection
[*] - RCC Credit Card

Boot Barn, Inc.	City National Bank	[*] - Payroll

Boot Barn, Inc.	Wells Fargo Bank	[*] - Store Cash and Check deposits

Boot Barn, Inc.	BBVA Compass	[*] - Store Cash and Check deposits

Boot Barn, Inc.	Chase Bank	[*] - Store Cash and Check deposits

Sheplers, Inc.	JP Morgan Chase	[*] - Depository (checking)
	Oklahoma	[*] — Zero Balance (funding account)
[*] — Zero Balance (disbursement)
[*] - Zero Balance (disbursement)
[*] - Zero Balance (disbursement)
[*] - Zero Balance (disbursement)
[*] - Depository (checking)
[*] — Zero Balance (disbursement)

Sheplers, Inc.	JP Morgan Chase	[*] - Depository (checking)
Colorado

Sheplers, Inc.	JP Morgan Chase	[*] - Concentration
	Texas	[*] - Depository (checking)
[*] - Depository (checking)
[*] - Depository (checking)
[*] - Depository (checking)
[*] - Depository (checking)
[*] — Depository (checking)
[*] — Depository (checking)

Sheplers, Inc.	JP Morgan Chase	[*] - Depository (checking)
Arizona

Sheplers, Inc.	Bank of America	[*] - Depository (checking)
Florida

Sheplers, Inc.	Bank of America	[*] — Depository (checking)
Missouri

Sheplers, Inc.	Bank of America	[*] - Depository (checking)
New Mexico and Nebraska

Sheplers, Inc.	Bank of America	[*] - Concentration
	Kansas	[*] — Depository (checking)
[*] — Depository (checking)
[*]— Depository (checking)

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requests with respect to the omitted portions.

Sheplers, Inc.	Bank of America	[*] - Depository (checking)
	Nevada	[*] - Depository (checking)
[*] — Depository (checking)

Sheplers, Inc.	Amarillo National Bank	[*] - Depository (checking)
Texas

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requests with respect to the omitted portions.

SCHEDULE 3.11

to

Collateral Agreement

Intellectual Property

1.                                      The listing of Trademarks (as defined in the Collateral Agreement) should include: (a) the Trademark; (b) Registration Number or Serial Number; and (c) the Owner of Record.

See attached.

2.                                      The listing of Trademark Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

None.

3.                                      The listing of Patents (as defined in the Collateral Agreement) should include: (a) Country; (b) Patent Number or Application Number; (c) Title of Invention; and (d) the Owner of Record.

None.

4.                                      The listing of Patent Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

Patent License Agreement, dated March 28, 2011, between Webvention LLC and Sheplers Holding Corporation.

5.                                      The listing of Copyrights (as defined in the Collateral Agreement) should include: (a) Registration Number; (b) Title as listed in Registration; and (d) the Copyright Claimant.

See attached.

6.                                      The listing of Copyright Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

None.

Boot Barn, Inc. Trademarks

Prior to the consummation of the Closing Date Merger

Mark	Registration number Registration date	Application number	Current Owner
BOOT BARN	2,307,397 01/11/2000	75/579,578	Boot Barn, Inc.
	3,696,624 10/13/2009	77/467,382	Boot Barn, Inc.
WESTERN WAREHOUSE	1,197,321* 06/08/1982	73,229,113	Boot Barn, Inc.
WESTERN WAREHOUSE	1,786,004 08/03/1993	74/334,293	Boot Barn, Inc.
CORRAL WEST	3,135,148 8/29/2006	78/569,082	Boot Barn, Inc.
CORRAL WEST RANCHWEAR	3,135,156 08/29/2006	78/569,628	Boot Barn, Inc.
CWR WORKWEAR DEPOT	CANCELED
CWR	CANCELED
CODY JAMES	1,818,497 01/25/1994	74/209,357	Boot Barn, Inc.
JOB SITE	2,193,695 10/06/1998	75/346,364	Boot Barn, Inc.
AMERICAN WORKER HEAD TO TOE WORK WEAR	3,941,630 04/05/2011	77/891,409	Boot Barn, Inc.
SHYANNE	3,615,901 05/05/2009	77/584,307	Boot Barn, Inc.
STINKY BOOT	4247245 11/20/2012	85/465,810	Boot Barn, Inc.

	N/A	85722240	Boot Barn, Inc.
	N/A	85718520	Boot Barn, Inc.
RCC WESTERN STORES	3,676,190 9/01/2009	77673023	Boot Barn, Inc.
	3,685,540 9/22/2009	77673019	Boot Barn, Inc.
	4,164,753 6/26/2012	85506201	Boot Barn, Inc.
RCC WESTERN WEAR	4,164,271 6/26/2012	85457801	Boot Barn, Inc.
Baskins	4256229 12/11/2012	85446448	Boot Barn, Inc.
	4157456 6/12/2012	85446755	Boot Barn, Inc.
Diamond B	3541365 12/2/2008	77293760	Boot Barn, Inc.
	3457163 7/1/2008	77294779	Boot Barn, Inc.

Outfitting Texans Since 1972	4260163 12/18/2012	85446958	Boot Barn, Inc.
The Official Western Store of Texas	4326046 4/23/2013	85446863	Boot Barn, Inc.
	CANCELED
BB RANCH	4666995	86292745	Boot Barn, Inc.
SHYANNE	4659704	86324810	Boot Barn, Inc.
MOONSHINE SPIRIT BY BRAD PAISLEY		86376463	Boot Barn, Inc.
MOONSHINE SPIRIT		86327572	Boot Barn, Inc.
B		86279959	Boot Barn, Inc.
		86296606	Boot Barn, Inc.

Upon consummation of the Closing Date Merger

1.                                      Boot Barn, Inc. Trademarks listed above, and

2.                                      Sheplers Holding Corporation and Sheplers, Inc. Trademarks and Applications:

Trademark	Database	Application Number	Registration Number	Owner
RED RANCH	U.S. Federal	85726040	4552405	SHEPLERS, INC.
GIBSON TRADING COMPANY ESTABLISHED 1899	U.S. Federal	85724728		SHEPLERS, INC.
RED RANCH	U.S. Federal	85434444	4258838	SHEPLERS, INC.*
GIBSON TRADING COMPANY	U.S. Federal	85399269	4429241	SHEPLERS, INC.*
WESTERN WEAR FOR THE WAY YOU LIVE	U.S. Federal	85396637	4118616	SHEPLERS, INC.*
Design Only	U.S. Federal	85315981	4129801	SHEPLERS, INC.*
GIBSON TRADING COMPANY	U.S. Federal	85261879	4168869	SHEPLERS, INC.*

Trademark	Database	Application Number	Registration Number	Owner
YOUR COUNTRY, YOUR WAY	U.S. Federal	77483596	3781832	SHEPLERS, INC.*
SHEPLERS	U.S. Federal	78822126	3193462	SHEPLERS, INC.*
THE WORLD’S LARGEST WESTERN STORES	U.S. Federal	75291616	2167479	SHEPLERS, INC.*
WORLD’S LARGEST WESTERN STORES	U.S. Federal	75140060	2081419	SHEPLERS, INC.*
BOOTS ‘N JEANS	U.S. Federal	75078088	2342054	SHEPLERS, INC.*
WORLD’S LARGEST WESTERN STORES AND CATALOG	U.S. Federal	74520534	2033263	SHEPLERS, INC.*
Design Only	U.S. Federal	73392546	1254863	SHEPLERS, INC.*
OL’ SHEP	U.S. Federal	73388925	1255648	SHEPLERS, INC.*
SHEPLERS	U.S. Federal	73125194	1141784	SHEPLERS, INC.*

Trademark	Database	Application Number	Registration Number	Owner
S	U.S. Federal	73125222	1137758	SHEPLERS, INC.*
S	U.S. Federal	73125223	1137889	SHEPLERS, INC.*
S SHEPLERS INC.	U.S. Federal	73041013	1017594	SHEPLERS, INC.*

Trademark	Database	Application Number	Registration Number	Owner
S	U.S. Federal	73040683	1057698	SHEPLERS, INC.*
S	U.S. Federal	73040684	1045614	SHEPLERS, INC.*
SHEPLERS	U.S. Federal	73040363	1308095	SHEPLERS, INC.*
SHEPLERS	U.S. Federal	73040364	1308389	SHEPLERS, INC.*
SHEPLERS	Canada	1540229	TMA835766	SHEPLERS, INC.
SHEPLERS	Canada	714900	TMA429523	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
SHEPLERS	Switzerland	59396/2011	625115	SHEPLERS, INC.
SHEPLERS	United Kingdom	1516265	1516265	SHEPLERS, INC.
SHEPLERS	Community Trademarks	10201697	10201697	SHEPLERS, INC.
SHEPLERS	Brunei	22188	19023	SHEPLERS, INC.
SHEPLERS	China	9895452	9895452	SHEPLERS, INC.
SHEPLERS	China	9895451	9895451	SHEPLERS, INC.
SHEPLERS	Japan	2011-060657	5532778	SHEPLERS, INC.
SHEPLERS	Australia	1443876	1443876	SHEPLERS, INC.
SHEPLERS	Australia	588639	588639	SHEPLERS, INC.
SHEPLERS	New Zealand.	847911	847911	SHEPLERS, INC.

3.                                      Sheplers, Inc. Copyrights:

#	Title / Issue Title	Copyright No.	Serial Publication Year / Registration Date	Copyright Claimant
1.	www.amberleaves.com	TX0006371294	12-May-2006	Sheplers Catalog Sales, Inc.*
2.	www.sheplers.com.	TX0006490898	13-Oct-2006	Sheplers Catalog Sales, Inc.*

SCHEDULE 3.13

to

Collateral Agreement

Equity Interests Held Directly by Grantors

Prior to the consummation of the Closing Date Merger

Certificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Boot Barn, Inc.	Common Stock		2	1,000 (100% owned by Boot Barn Holdings, Inc.)
RCC Western Stores, Inc.	Common Stock		51	2,000 (100% owned by Boot Barn, Inc.)

Uncertificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Baskins Acquisition Holdings, LLC	Membership interests	N/A	N/A	Boot Barn, Inc. is the sole member and owner of membership interests.

Partnership/LLC Interests:

None.

Upon consummation of the Closing Date Merger

Certificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Boot Barn, Inc.	Common Stock		2	1,000 (100% owned by Boot Barn Holdings, Inc.)
RCC Western Stores, Inc.	Common Stock		51	2,000 (100% owned by Boot Barn, Inc.)
Sheplers Holding Corporation	Common Stock		1	100 (100% owned by Boot Barn, Inc.)
Sheplers, Inc.	Common Stock		2	1000 (100% owned by Sheplers Holding Corporation)
Boot Barn International (Hong Kong) Limited	Ordinary Shares		3	65(100% owned by Boot Barn, Inc.)

Uncertificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Baskins Acquisition Holdings, LLC	Membership interests	N/A	N/A	Boot Barn, Inc. is the sole member and owner of membership interests.

Partnership/LLC Interests:

None.